UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2011

Structured International Equity Funds
Structured Emerging Markets Equity
Structured International Equity
Structured International Small Cap

Goldman Sachs Structured International Equity Funds

■	STRUCTURED EMERGING MARKETS EQUITY FUND

■	STRUCTURED INTERNATIONAL EQUITY FUND

■	STRUCTURED INTERNATIONAL SMALL CAP FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	21

Financial Statements	46

Financial Highlights	50

Notes to the Financial Statements	56

Other Information	72

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Structured Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs Structured International Small Cap Fund invests primarily in a broadly diversified portfolio of equity investments in small cap non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of small cap companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Goldman Sachs’ Structured International Equity Investment Process

■	Comprehensive – We forecast returns on approximately 10,000 stocks, 18 countries and 9 currencies on a daily basis.

■	Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Achieve excess returns by taking intentional country bets and many small diversified stock positions.

Enhancements Made to Proprietary Quantitative Model
During the Six-Month Period Ended April 30, 2011

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the six-month period ended April 30, 2011. During the fourth quarter of 2010, we extended our risk model enhancements to the Far East region. In addition, we continued to research ways to improve our portfolio construction methodology. We anticipate significant future enhancements from this research.

During the first quarter of 2011, we implemented two major enhancements to our Japan, Europe and United Kingdom stock selection models and process. First, we made an improvement to our quantitative portfolio construction methodology that we believe can enable us to tailor trading to reflect the diverse spectrum of signal speeds. In our opinion, the selection of appropriate implementation speeds for each signal can potentially improve portfolio performance. Therefore, and as a result of this enhancement, we expect exposures to virtually all signals to improve. Second, we enhanced the diversification of our factor set by adding new signals across our investment themes. These signals tend to overweight stocks with four general features: strong and stable growth prospects; lower risk of financial distress; inexpensive; and attractive buyout opportunities. We believe these enhancements will add value to our process over different parts of an economic cycle and will also allow us to incorporate tactical elements across and within sectors over time.

MARKET REVIEW

Goldman Sachs Structured International
Equity Funds

Market Review

Overall, global stock markets posted healthy gains during the six months ended April 30, 2011 (the “Reporting Period”). The solid performance, however, masked significant volatility.

International developed equity markets had a weak start to the Reporting Period, trailing the performance of the emerging equity markets in the last months of 2010. However, international developed equity markets then rallied for most of the first four months of 2011, as persistently high inflation and continued interest rate increases plagued many of the emerging markets. The shift in investor sentiment toward developed markets only strengthened when political unrest erupted throughout the Middle East and North Africa, and investors sought to decrease risk in their portfolios.

Positive economic indicators, especially for the German economy, served as a catalyst for improved sentiment toward Europe overall, despite lingering sovereign debt concerns. Although Greece and Israel were the only two markets within the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (the “MSCI EAFE Index”) to decline during the Reporting Period, most peripheral European countries also underperformed the broader international equity market amidst ongoing uncertainty over bailout packages and debt downgrades. Peripheral European countries include Greece, Portugal, Ireland, Italy and Spain. As sentiment toward Europe’s economy improved, the euro, having declined in November, rose rather steadily throughout the remainder of the Reporting Period. Statements from the European Central Bank regarding pending interest rate increases in an effort to keep inflation in check further supported the euro’s relative strength. Most local currencies rose against the U.S. dollar during the Reporting Period, which significantly boosted equity returns in U.S. dollars. (Remember, as the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases and vice versa.)

Energy stocks overall dominated returns throughout the Reporting Period, as oil prices, measured by the Brent Crude Index, steadily rose from under $90 per barrel to more than $120 per barrel. Toward the end of 2010, the increase was driven by expectations of strengthening demand from a recovering global economy. However, prices spiked further in early 2011 on fears of a supply disruption sparked by political unrest spreading across the Middle East and North Africa. Materials stocks overall also made strong gains during the Reporting Period, as the prices of many underlying commodities continued to rise from already high levels. As a result, the Russian equity market, which is closely correlated to oil and commodity prices, posted the second-strongest performance within the MSCI Emerging Markets Free (EMF) Index (the “MSCI EMF Index”) during the Reporting Period. Eastern European nations, including the Czech Republic, Poland and Hungary, recorded strong returns as well due primarily to improved sentiment on Europe overall, the ripple effect of the healthy performance of developed European equities, and their rising currencies versus the U.S. dollar.

The performance of Japanese equities, which was rather strong early in the Reporting Period, was, not surprisingly, dominated by the impact of the devastating earthquake and tsunami that struck on March 11, 2011 and that subsequently crippled several nuclear reactors in the area. Following the news, the Japanese equity market initially plunged while the yen soared to record highs. However, the leading industrialized countries of the world successfully intervened in the currency market such that the yen then fell significantly. Japanese equities gained back some of the initial losses following the intervention and as the Japanese government and utilities companies showed progress in getting the damaged nuclear reactors under control.

MARKET REVIEW

Still, Japan’s utilities sector, albeit modest, sold off sharply as a result of the nuclear power scenario. Japan’s financials sector also significantly underperformed, as insurance companies were expected to face substantial claims and as the overall economic impact of the disasters, both natural and man-made, remained unknown. The Japanese equity market continued to lag in April 2011 following evidence that production suffered its biggest decline in March since records began to be kept in 1953 and that supply chains were heavily disrupted. In addition, the Bank of Japan reduced its growth forecast for the nation’s fiscal year by a percentage point, to 0.6%, on weaker economic data, including an 8.5% drop in household spending by the Japanese.

Meanwhile, other Asian equity markets recorded solid gains in March and April on expectations that Japanese companies would lose market share to Asian competitors as a result of production and supply chain disruptions. The equity markets of South Korea and Taiwan posted particularly strong returns, as both markets continued to exhibit solid export trends and rising currencies, which boosted returns in U.S. dollars. South Korea, which posted the strongest results in the MSCI EMF Index (net of dividend withholding taxes) during the Reporting Period, also benefited from the robust performance of information technology and chemicals stocks. Indonesia, though generating solid positive returns, lagged in comparison during the Reporting Period.

Egypt was the weakest performer in the MSCI EMF Index (net of dividend withholding taxes) during the Reporting Period due to the political uprising that led to the ouster of its long-time ruler, Hosni Mubarak. Elsewhere, the threats of inflation and rising interest rates, significant themes throughout the Reporting Period, weighed particularly on China, India and Brazil. China increased its reserve requirement ratio and its lending and deposit rates several times throughout the Reporting Period. However, consumer prices in China rose at their fastest pace in 32 months during March 2011, year over year, while China’s economy grew another 9.7%, year over year, which was more than expected. As a result, investors anticipated further tightening measures by the Chinese government, which weighed on its equity market performance. India, which has one of the highest inflation rates in the world, raised its interest rates steadily throughout much of 2010 and into 2011, though to minimal effect. High oil prices weighed on the Indian equity market, as the country imports a significant percentage of its oil. A series of corruption scandals involving India’s government further pressured the country’s equity market returns during the Reporting Period.

International Equity

Against this backdrop, the MSCI EAFE Index (unhedged and net of dividend withholding taxes) gained 12.71%* during the Reporting Period. Twenty-one of the 22 countries in the MSCI EAFE Index were up for the Reporting Period, with Ireland (+29.26) and Sweden (+23.93%) posting the largest gains. The United Kingdom (+13.51%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

All 10 of the sectors in the MSCI EAFE Index (unhedged and net of dividend withholding taxes) posted positive results during the Reporting Period, with energy (+22.02%) and materials (+19.94%) gaining the most. The financials (+9.77%) sector was the largest positive contributor to Index returns on the basis of impact.

*	All index returns are expressed in U.S. dollar terms.

MARKET REVIEW

Emerging Markets Equity

The MSCI EMF Index (net of dividend withholding taxes) gained 9.74% during the Reporting Period. Sixteen of the 21 countries in the MSCI EMF Index (net of dividend withholding taxes) were up for the Reporting Period, with South Korea (+27.10%) and Russia (+26.87%), posting the largest gains. South Korea was also the largest contributor on the basis of impact.

Nine of the 10 sectors in the MSCI EMF Index (net of dividend withholding taxes) were positive for the Reporting Period, with energy (+18.20%) and information technology (+15.51%) gaining the most. The energy sector was the largest contributor on the basis of impact.

International Small Cap Equity

The MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) gained 16.67% during the Reporting Period. Twenty of the 22 countries in the Index were up for the Reporting Period, with Germany (+32.52%) and Norway (+26.42%) posting the greatest gains. The United Kingdom (+17.01%) was the largest contributor on the basis of impact.

All 10 sectors in the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) posted positive results for the Reporting Period, with industrials (+21.88%), materials (+19.92%) and information technology (+18.57%) increasing the most. The industrials sector was also the largest positive contributor on the basis of impact.

Looking Ahead

In the coming months, we believe cheaper stocks should outpace more expensive ones. Stocks with good momentum are likely, in our opinion, to outperform those with poor momentum. We plan to focus on seeking profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested. We also believe stock selection has the potential to contribute more to long-term performance than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

PORTFOLIO RESULTS

Structured Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 10.32%, 9.94%, 10.58% and 10.29%, respectively. These returns compare to the 9.74% cumulative total return of the Fund’s benchmark, the MSCI EMF Index (net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies—a bottom-up stock selection strategy and a top-down country/currency selection strategy—to manage the Fund. These strategies are uncorrelated, that is, they tend to perform differently from each other over time, which enables us to greater diversify the portfolio.

Although our country/currency selection strategy detracted from the Fund’s relative performance during the Reporting Period, our stock selection strategy, which uses stock selection models based on five investment themes, contributed positively. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	During the Reporting Period, our bottom-up stock selection strategy and four of its five investment themes contributed positively to the Fund’s relative performance.

Sentiment was the Fund’s best-performing theme during the Reporting Period. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Profitability, Momentum and Quality also added to performance versus the benchmark. Our Profitability theme assesses whether a company is earning more than its cost of capital. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Valuation was the only theme that detracted from the Fund’s relative performance during the Reporting Period. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

PORTFOLIO RESULTS

Our security selection in the materials, consumer discretionary and information technology sectors enhanced the Fund’s relative returns during the Reporting Period. In particular, the Fund benefited from overweighted positions in KGHM Polska Miedz, a Poland-based copper and silver producer; MMC Norilsk Nickel, Russian producer of nickel and palladium; and Hyundai Motor, a South Korean automaker. The Fund was overweight KGHM Polska Miedz because of our positive views on Momentum and Profitability, while the overweight in MMC Norilsk Nickel was adopted as a result of our positive views on Profitability and Sentiment. Our positive views on Quality and Valuation led to the Fund’s overweight in Hyundai Motor.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Stock picks in the financials, telecommunication services and industrials sectors dampened the Fund’s relative performance during the Reporting Period. The Fund was overweight Egyptian conglomerate Talaat Moustafa Group; Turkish bank Turkiye Is Bankasi; and major Indian commercial bank Indian Bank. All three overweighted positions were adopted because of our positive views on Profitability and Valuation.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy detracted from the Fund’s relative results during the Reporting Period. The Fund’s performance was hampered by overweighted positions compared to the Index in Egypt and Turkey as well as by an underweighted position relative to the Index in Taiwan. Overweighted positions in Poland and South Korea contributed positively. The Fund also benefited from an underweighted position relative to the Index in India.

We made our picks using our proprietary models, which are based on five investment factors specific to our country/currency strategy—Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	We increased the Fund’s weightings compared to the Index in Mexico, Indonesia and Brazil during the Reporting Period and decreased its weightings in Thailand, Turkey and India.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary and consumer staples sectors relative to the Index, adjusted according to our country views. It was underweight the information technology, financials, industrials, utilities and health care sectors. The Fund was relatively neutral compared to the Index in materials and telecommunication services at the end of the Reporting Period.

In terms of countries, the Fund was overweight Mexico, Indonesia, Poland, Russia, South Korea, Chile and the Philippines relative to the Index at the end of the Reporting Period. The Fund was underweight South Africa, Taiwan, India, Thailand, Turkey, Malaysia, Columbia, Peru, Czech Republic, Brazil and China. The Fund was relatively neutral in Egypt, Morocco and Hungary relative to the Index.

FUND BASICS

Structured Emerging Markets Equity Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–April 30, 2011	(based on NAV)[1]	MSCI EMF Index[2]

Class A	10.32%	9.74%
Class C	9.94	9.74
Institutional	10.58	9.74
Class IR	10.29	9.74

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI Emerging Markets Index (the “MSCI EMF Index”) is designed to measure equity market performance of the large and mid market capitalization segments of emerging markets. As of December 31, 2010, the MSCI EMF Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Since Inception	Inception Date

Class A	11.36%	-2.36%	10/5/07
Class C	16.10	-1.34	10/5/07
Institutional	18.53	-0.34	10/5/07
Class IR	N/A	24.50	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.70%
Class C	2.20	2.45
Institutional	1.05	1.30
Class IR	1.20	1.45

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Hyundai Motor Co. Preference Shares	3.9%	Automobiles & Components	South Korea
Samsung Electronics Co. Ltd.	3.8	Semiconductors & Semiconductor Equipment	South Korea
KGHM Polska Miedz SA	3.5	Materials	Poland
OAO Gazprom ADR	3.4	Energy	Russia
Bank of China Ltd. Class H	3.4	Banks	China
China Mobile Ltd.	3.3	Telecommunication Services	Hong Kong
PetroChina Co. Ltd. Class H	3.2	Energy	China
America Movil SAB de CV Series L ADR	2.9	Telecommunication Services	Mexico
Banco do Brasil SA	2.8	Banks	Brazil
China Construction Bank Corp. Class H	2.8	Banks	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets at April 30, 2011.

PORTFOLIO RESULTS

Structured International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 12.01%, 11.52%, 11.55%, 12.24%, 11.91%, 12.20% and 11.99%, respectively. These returns compare to the 12.71% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies—a bottom-up stock selection strategy and a top-down country/currency selection strategy—to manage the Fund. These strategies are uncorrelated, that is, they tend to perform differently from each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, our country/currency selection strategy and our bottom-up stock selection strategy, which uses stock selection models based on six investment themes, contributed to the Fund’s relative returns. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its six investment themes enhanced the Fund’s relative performance during the Reporting Period. Valuation was our best-performing investment theme. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum and Sentiment also contributed positively to results versus the Index. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Management, which assesses the characteristics, policies and strategic decisions of company management, was our weakest performing theme. Quality and Profitability also detracted, though to a lesser extent. Our Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Profitability assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

PORTFOLIO RESULTS

Investments in the materials, consumer staples and utilities sectors added to relative returns during the Reporting Period. The Fund benefited from its overweighted positions in Koninklijke DSM, a Netherlands-based diversified chemicals company; Solvay, a Belgian chemical company; and Statoil ASA, a Norwegian oil and gas producer. We chose to overweight Koninklijke DSM and Solvay because of our positive views on Quality and Valuation. The Fund’s overweight in Statoil ASA was adopted as a result of our positive views on Profitability and Momentum.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Security selection in industrials, information technology and telecommunication services was a drag on the Fund’s relative performance during the Reporting Period. Detracting were overweighted positions in Spanish bank holding company Banco Santander; French telecommunications giant France Telecom; and Japanese electronics maker Ricoh. The Fund was overweight Banco Santander as a result of our positive views on Management and Profitability. Our positive views on Quality and Valuation led to the overweight in France Telecom. The overweight in Ricoh was adopted because of our positive views on Valuation and Profitability.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy contributed to the Fund’s relative results during the Reporting Period. The Fund benefited from its overweighted positions relative to the Index in Germany and France and its underweighted position compared to the Index in Japan. Underweighted positions in Australia and Switzerland hampered performance versus the Index. An overweighted position in Belgium also detracted.

We made our picks using our proprietary models, which are based on five investment factors specific to our country/currency strategy—Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for political and financial risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s interest rate environment and growth prospects.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts. Specifically, we used stock futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s weightings relative to the Index in Italy, Germany and France. We decreased its weightings versus the Index in Australia, Sweden and the Netherlands.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, telecommunication services, utilities, consumer discretionary and materials sectors relative to the Index, adjusted according to our country views. The Fund was underweight consumer staples, financials, health care and information technology. It was relatively neutral compared to the Index in the industrials sector.

In terms of countries, the Fund was overweight Germany, France, Italy, the Netherlands, Norway, Belgium, Austria, Sweden, Singapore and Ireland relative to the Index at the end of the Reporting Period. It was underweight Australia, Switzerland, the U.K., Spain, Denmark, Hong Kong, Finland, Portugal, Japan and Greece. The Fund was relatively neutral compared to the Index in Israel and New Zealand.

FUND BASICS

Structured International Equity Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–April 30, 2011	(based on NAV)[1]	MSCI EAFE (Net) Index[2]

Class A	12.01%	12.71%
Class B	11.52	12.71
Class C	11.55	12.71
Institutional	12.24	12.71
Service	11.91	12.71
Class IR	12.20	12.71
Class R	11.99	12.71

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) (Net) Index (unhedged, with dividends reinvested) (the “Index”) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	3.59%	-0.75%	4.78%	3.00%	8/15/97
Class B	3.82	-0.76	4.83	3.11	8/15/97
Class C	7.90	-0.35	4.69	2.81	8/15/97
Institutional	10.03	0.78	5.89	3.97	8/15/97
Service	9.54	0.29	5.36	3.47	8/15/97
Class IR	9.89	N/A	N/A	-6.71	11/30/07
Class R	9.56	N/A	N/A	-7.12	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.29%
Class B	2.00	2.04
Class C	2.00	2.04
Institutional	0.85	0.89
Service	1.35	1.39
Class IR	1.00	1.04
Class R	1.50	1.54

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

E.ON AG	3.3%	Utilities	Germany
France Telecom SA	2.3	Telecommunication Services	France
Koninklijke DSM NV	2.1	Materials	Netherlands
BNP Paribas	2.1	Banks	France
Total SA	2.0	Energy	France
Siemens AG (Registered)	2.0	Capital Goods	Germany
Statoil ASA	1.9	Energy	Norway
AstraZeneca PLC	1.9	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Vodafone Group PLC ADR	1.8	Telecommunication Services	United Kingdom
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1.8	Insurance	Germany

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 12.5% of the Fund’s net assets at April 30, 2011. Short-term investments represent investments in investment companies other than those that are exchange traded.

PORTFOLIO RESULTS

Structured International Small Cap Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Small Cap Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 19.01%, 18.48%, 19.33% and 19.16%, respectively. These returns compare to the 16.67% cumulative total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, our investment themes enhanced the Fund’s relative returns during the Reporting Period. The best-performing investment theme was Valuation, which attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum and Sentiment also contributed positively to relative performance. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Profitability, Management and Quality detracted from results versus the Index. Profitability assesses whether a company is earning more than its cost of capital, and Management assesses the characteristics, policies and strategic decisions of company management. Our Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Security selection in the industrials, information technology and consumer staples sectors added the most to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions in Arkema, a French chemical manufacturer; Tognum, a German supplier of engines and propulsion systems; and Bechtle, a German information technology services company. Our positive views of Valuation and Momentum led us to overweight Arkema and Bechtle. The Fund was overweight Tognum as a result of our positive views on Momentum and Quality.

PORTFOLIO RESULTS

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Consumer discretionary was the only sector in which our stock picks dampened the Fund’s relative returns. In particular, the Fund was hampered by its overweighted positions in Dixons Retail, a British consumer electronics retailer, and Dominos Pizza UK & IRL, a U.K.-based franchisee of the international fast food pizza delivery chain. We chose to overweight Dixons Retail because of our positive views on Profitability and Valuation, while the Fund was overweight Dominos Pizza because of our positive views on Profitability and Sentiment. An underweighted position in Iluka Resources, an Australia-based minerals mining and processing company, also slowed performance versus the Index. The Fund’s underweighted position in Iluka Resources was the result of our negative views on Momentum and Profitability.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	The Fund’s overweighted positions relative to the Index in U.K., Swedish and German stocks contributed to relative performance. Underweights compared to the Index in the stocks of Australian, Italian and Belgian companies detracted. Security selection in all six countries added to returns.

Q	How did the Fund use derivatives or similar instruments during the Reporting Period?

A	As we sought to increase the Fund’s total return and to hedge its portfolio against shifts in market conditions, we used instruments such as financial futures contracts. Specifically, we used stock futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of stock futures.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings relative to the Index in the U.K., Switzerland and Spain and to decrease the Fund’s weightings in Australia, France and Denmark.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, materials, utilities and health care sectors relative to the Index, adjusted for our country views. The Fund was underweight financials, telecommunication services, consumer staples, industrials and consumer discretionary. It was relatively neutral compared to the Index in information technology at the end of the Reporting Period.

In terms of countries, the Fund was overweight the U.K., Austria, Germany, Norway and Sweden relative to the Index. It was underweight Australia, Denmark, Greece and Finland. At the end of the Reporting Period, the Fund was rather neutral relative to the Index in Portugal, Switzerland, Hong Kong, Italy, Japan, Singapore, Israel, the Netherlands, New Zealand, Belgium, France, Spain and Ireland.

FUND BASICS

Structured International Small Cap Fund
as of April 30, 2011

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE
November 1, 2010–April 30, 2011	(based on NAV)[1]	Small Cap Index[2]

Class A	19.01%	16.67%
Class C	18.48	16.67
Institutional	19.33	16.67
Class IR	19.16	16.67

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]	The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) (net of dividend withholding taxes) (the “Index”) is designed to measure the equity market performance of the small market capitalization segment & developed markets excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 3/31/11	One Year	Since Inception	Inception Date

Class A	16.50%	-2.07%	9/28/07
Class C	21.19	-1.19	9/28/07
Institutional	23.69	-0.07	9/28/07
Class IR	N/A	31.79	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.30%	1.50%
Class C	2.05	2.25
Institutional	0.90	1.10
Class IR	1.05	1.25

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangement in place. If this occurs, the expense ratios may change.

TOP TEN HOLDINGS AS OF 4/30/11[5]

	% of Total
Holding	Net Assets	Line of Business	Country

Arkema SA	1.4%	Materials	France
Domino’s Pizza UK & IRL PLC	1.2	Consumer Services	United Kingdom
Drax Group PLC	1.2	Utilities	United Kingdom
Helvetia Holding AG (Registered)	0.9	Insurance	Switzerland
Bodycote PLC	0.7	Capital Goods	United Kingdom
Western Areas NL	0.7	Materials	Australia
Corp. Financiera Alba SA	0.7	Diversified Financials	Spain
DS Smith PLC	0.7	Materials	United Kingdom
Aixtron SE	0.7	Semiconductors & Semiconductor Equipment	Germany
Filtrona PLC	0.7	Materials	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of April 30, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 5.8% of the Fund’s net assets at April 30, 2011. Short-term investments represent investments in investment companies other than those that are exchange traded.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%
Brazil – 14.8%
556,200	Banco do Brasil SA (Banks)	$10,217,505
447,200	Banco do Estado do Rio Grande do Sul SA Preference B Shares (Banks)	5,315,688
31,600	Banco Santander Brasil SA ADR (Banks)	366,876
435,400	BR Malls Participacoes SA (Real Estate)	4,599,764
8,700	BRF-Brasil Foods SA (Food, Beverage & Tobacco)*	176,411
49,400	Centrais Eletricas Brasileiras SA (Utilities)*	720,966
22,700	Centrais Eletricas Brasileiras SA Preference B Shares (Utilities)*	415,705
24,000	Companhia de Bebidas das Americas (Food, Beverage & Tobacco)	645,156
60,650	Companhia de Saneamento Basico do Estado de Sao Paulo ADR (Utilities)*(a)	3,549,238
30,300	Companhia de Saneamento de Minas Gerais (Utilities)*	538,898
98,075	Embraer SA ADR (Capital Goods)*	3,185,476
101,900	Marcopolo SA Preference Shares (Capital Goods)	452,112
156,050	Petroleo Brasileiro SA ADR (Energy)	5,825,347
506,500	Petroleo Brasileiro SA Preference Shares (Energy)	8,229,176
25,300	Porto Seguro SA (Insurance)	420,380
19,800	Telecomunicacoes de Sao Paulo SA ADR (Telecommunication Services)(a)	536,778
167,300	Vale SA ADR (Materials)	5,587,820
81,600	Vale SA Preference A Shares (Materials)	2,391,670

		53,174,966

Chile – 3.3%
878,291	Centros Comerciales Sudamericanos SA (Food & Staples Retailing)	6,936,296
27,804	Empresas CMPC SA (Materials)	1,543,003
30,468	Empresas COPEC SA (Capital Goods)	590,951
39,818	Quinenco SA (Capital Goods)	156,894
224,694	S.A.C.I. SA Falabella (Retailing)	2,451,993
4,007	Sociedad Quimica y Minera de Chile SA ADR (Materials)(a)	244,547

		11,923,684

China – 11.6%
2,130,000	Agricultural Bank of China Ltd. Class H (Banks)*	1,261,286
21,955,000	Bank of China Ltd. Class H (Banks)	12,151,733
1,709,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	1,582,879
10,590,000	China Construction Bank Corp. Class H (Banks)	10,027,905
1,299,500	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	2,335,226
488,400	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)	667,660
124,000	Harbin Power Equipment Co. Ltd. Class H (Capital Goods)	119,603
41,600	NetEase.com, Inc. ADR (Software & Services)*	2,050,048
7,878,000	PetroChina Co. Ltd. Class H (Energy)	11,435,705

		41,632,045

Egypt – 0.3%
397,050	Talaat Moustafa Group Holding (Real Estate)*	241,516
312,426	Telecom Egypt SAE (Telecommunication Services)	857,285

		1,098,801

Hong Kong – 5.1%
1,281,000	China Mobile Ltd. (Telecommunication Services)	11,783,257
1,524,000	Citic Pacific Ltd. (Capital Goods)	4,565,893
180,000	CNOOC Ltd. (Energy)	447,404
236,000	Kingboard Chemical Holdings Ltd. (Technology Hardware & Equipment)	1,295,083
330,000	TPV Technology Ltd. (Technology Hardware & Equipment)	189,874

		18,281,511

Hungary – 0.3%
28,428	OTP Bank PLC (Banks)*	1,009,261

India – 3.2%
805,724	Ashok Leyland Ltd. (Capital Goods)	967,911
86,151	Bajaj Holdings and Investment Ltd. (Diversified Financials)	1,531,366
157,686	Federal Bank Ltd. (Banks)	1,499,576
364,401	Indiabulls Financial Services Ltd. (Diversified Financials)	1,471,099
849,798	Indian Bank (Banks)	4,643,341
89,209	Patni Computer Systems Ltd. (Software & Services)	863,769
21,881	Tata Motors Ltd. (Capital Goods)	612,623

		11,589,685

Indonesia – 6.9%
1,966,000	PT Aneka Tambang Tbk (Materials)	524,278
96,500	PT Astra Agro Lestari Tbk (Food, Beverage & Tobacco)	261,741
352,000	PT Bank Central Asia Tbk (Banks)	304,869
636,500	PT Bank Mandiri Tbk (Banks)	532,353
4,393,500	PT Bank Negara Indonesia (Persero) Tbk (Banks)	2,081,413
2,332,000	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	1,760,719

The accompanying notes are an integral part of these financial statements.          21

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Indonesia – (continued)

9,873,000	PT Charoen Pokphand Indonesia Tbk (Food, Beverage & Tobacco)	$2,228,376
50,500	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	239,889
575,500	PT Indika Energy Tbk (Energy)	273,004
58,500	PT Indo Tambangraya Megah (Energy)	320,522
763,000	PT Indofood CBP Sukses Makmur Tbk (Food, Beverage & Tobacco)*	481,333
13,204,000	PT Indofood Sukses Makmur Tbk (Food, Beverage & Tobacco)	8,569,533
3,469,000	PT International Nickel Indonesia Tbk (Materials)	2,023,349
3,574,500	PT Kalbe Farma Tbk (Pharmaceuticals, Biotechnology & Life Sciences)	1,495,551
1,137,500	PT Medco Energi Internasional Tbk (Energy)	366,589
4,371,000	PT Perusahaan Gas Negara (Utilities)	2,047,060
2,835,000	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food, Beverage & Tobacco)	813,181
186,500	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	168,101
92,500	PT United Tractors Tbk (Capital Goods)	251,605

		24,743,466

Malaysia – 1.9%
1,241,400	AMMB Holdings Berhad (Diversified Financials)	2,677,027
87,300	Boustead Holdings Berhad (Capital Goods)	170,711
348,500	Genting Malaysia Berhad (Consumer Services)	1,366,689
332,100	IOI Corp. Berhad (Food, Beverage & Tobacco)	593,733
525,700	Malayan Banking Berhad (Banks)	1,554,517
147,600	Public Bank Berhad (Banks)	653,123

		7,015,800

Mexico – 9.3%
26,600	Alfa SAB de CV Class A (Capital Goods)	395,359
182,020	America Movil SAB de CV Series L ADR (Telecommunication Services)	10,411,544
48,840	Cemex SAB de CV ADR (Materials)*	423,931
74,840	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	4,707,436
49,330	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)(a)	2,057,554
20,440	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	1,209,230
360,000	Grupo Carso SAB de CV Series A-1 (Capital Goods)	1,398,508
987,900	Grupo Mexico SAB de CV Series B (Materials)	3,420,667
187,920	Grupo Televisa SA ADR (Media)*	4,457,463
9,225	Industrias Penoles SAB de CV (Materials)	359,009
600,100	Inmuebles Carso SAB de CV (Diversified Financials)*	676,642
600,100	Minera Frisco SAB de CV Series A-1 (Materials)*	2,584,584
32,530	Telefonos de Mexico SAB de CV ADR (Telecommunication Services)(a)	608,962
280,400	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	876,882

		33,587,771

Philippines – 1.5%
2,208,000	Alliance Global Group, Inc. (Food & Staples Retailing)	612,762
27,100	Ayala Corp. (Diversified Financials)	247,887
643,820	Banco de Oro Unibank, Inc. (Banks)	817,769
1,444,900	DMCI Holdings, Inc. (Capital Goods)	1,491,638
907,190	The Metropolitan Bank & Trust Co. (Banks)*	1,455,786
836,900	Universal Robina Corp. (Food, Beverage & Tobacco)*	730,079

		5,355,921

Poland – 5.2%
169,142	KGHM Polska Miedz SA (Materials)	12,442,038
220,853	Polski Koncern Naftowy Orlen SA (Energy)*	4,603,252
310,064	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)	454,125
108,338	Tauron Polska Energia SA (Utilities)*	253,053
158,297	Telekomunikacja Polska SA (Telecommunication Services)	1,046,489

		18,798,957

Russia – 9.2%
7,343	Eurasia Drilling Co. Ltd. GDR (Energy)	247,459
47,573,700	Federal Hydrogenerating Co. (Utilities)*	2,409,894
3,228	Novolipetsk Steel OJSC GDR (Materials)	123,657
719,079	OAO Gazprom ADR (Energy)	12,183,891
141,073	OAO Lukoil ADR (Energy)	9,827,004
496,993	OJSC Surgutneftegaz ADR (Energy)	5,314,531
4,892,484	OJSC Surgutneftegaz Preference S Shares (Energy)	2,857,766

		32,964,202

22          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

South Africa – 1.9%
362,947	AVI Ltd. (Food, Beverage & Tobacco)	$1,702,783
295,973	Imperial Holdings Ltd. (Retailing)	5,325,390

		7,028,173

South Korea – 16.5%
68,390	Daeduck Electronics Co. (Technology Hardware & Equipment)	732,062
5,573	Daelim Industrial Co. Ltd. (Capital Goods)	630,327
8,400	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Capital Goods)	360,008
19,040	Hanjin Heavy Industries & Construction Co. Ltd. (Capital Goods)*	693,677
95,951	Hanwha Chemical Corp. (Materials)	4,282,167
4,122	Honam Petrochemical Corp. (Materials)	1,459,508
3,055	Hyundai Mipo Dockyard Co. Ltd. (Capital Goods)	542,604
81,473	Hyundai Motor Co. Preference Shares (Automobiles & Components)	13,919,716
7,025	Hyundai Steel Co. (Materials)	894,929
23,840	Industrial Bank of Korea (Banks)	458,149
29,229	KB Financial Group, Inc. (Banks)	1,566,833
29,570	Kolon Corp. (Materials)	793,479
18,455	Korea Petrochemical Industrial Co. Ltd. (Materials)	2,207,820
173,570	KP Chemical Corp. (Materials)	4,284,108
7,352	Lotte Shopping Co. Ltd. (Retailing)	3,352,964
9,610	Poongsan Corp. (Materials)	366,132
59,150	S&T Dynamics Co. Ltd. (Capital Goods)	916,902
55,041	Samsung Card Co. Ltd. (Diversified Financials)	2,734,766
16,225	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	13,552,431
7,005	Sindoh Co. Ltd. (Technology Hardware & Equipment)	345,135
74,616	SK Chemicals Co. Ltd. (Materials)	5,271,109

		59,364,826

Taiwan – 6.4%
3,839,000	China Manmade Fibers Corp. (Materials)*	1,794,351
134,000	CSBC Corp. Taiwan (Capital Goods)	131,474
3,398,636	Fubon Financial Holding Co. Ltd. (Diversified Financials)	4,992,490
800,000	Grand Pacific Petrochemical (Materials)	548,133
708,000	Lingsen Precision Industries Ltd. (Semiconductors & Semiconductor Equipment)	593,617
5,066,880	Macronix International Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,331,248
299,440	Pou Chen Corp. (Consumer Durables & Apparel)	282,917
833,080	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	2,523,900
117,000	Springsoft, Inc. (Software & Services)	138,234
2,486,000	Systex Corp. (Software & Services)	3,665,890
391,000	Teco Electric and Machinery Co. Ltd. (Capital Goods)	277,018
6,455,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	3,369,184
284,000	UPC Technology Corp. (Materials)	241,011
111,000	USI Corp. (Materials)	148,828
80,000	Wafer Works Corp. (Semiconductors & Semiconductor Equipment)*	129,416
385,000	Yungtay Engineering Co. Ltd. (Capital Goods)	719,768

		22,887,479

Thailand – 0.2%
141,900	PTT Exploration & Production PCL (Energy)	880,672

Turkey – 0.1%
40,125	Haci Omer Sabanci Holding AS (Diversified Financials)	214,803

Ukraine – 0.1%
19,502	Kernel Holding SA (Food, Beverage & Tobacco)*	529,501

TOTAL COMMON STOCKS
(Cost $271,879,402)		$352,081,524

Exchange Traded Fund – 2.0%
Other – 2.0%
143,782	Vanguard MSCI Emerging Markets ETF	$7,272,494
(Cost $7,180,118)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $279,059,520)		$359,354,018

The accompanying notes are an integral part of these financial statements.          23

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 0.6%

Goldman Sachs Financial Square Money Market Fund – FST Shares
2,069,825	0.110%	$2,069,825
(Cost $2,069,825)

TOTAL INVESTMENTS – 100.4%
(Cost $281,129,345)		$361,423,843

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(1,576,062)

NET ASSETS – 100.0%		$359,847,781

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

24          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.0%
Austria – 1.2%
28,429	Erste Group Bank AG (Banks)(a)	$1,435,301
344,925	OMV AG (Energy)	15,725,296
80,291	Vienna Insurance Group AG Wiener Versicherung Gruppe (Insurance)(a)	4,789,320
137,677	Voestalpine AG (Materials)	6,773,349

		28,723,266

Belgium – 2.6%
1,233,570	Ageas SA (Insurance)(a)	3,739,439
382,310	Dexia SA (Banks)*(a)	1,522,692
102,478	KBC Groep NV (Banks)*	4,171,571
187,129	Solvay SA (Materials)	26,980,092
177,583	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	8,579,590
303,970	Umicore NV (Materials)(a)	17,423,061

		62,416,445

Bermuda – 0.3%
200,215	Seadrill Ltd. (Energy)	7,103,214

China – 0.1%
2,065,000	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	3,058,624

Denmark – 0.3%
52,395	Carlsberg A/S Class B (Food, Beverage & Tobacco)	6,216,929

Finland – 0.5%
752,417	Nokia Oyj (Technology Hardware & Equipment)(a)	6,931,561
126,974	Wartsila Oyj (Capital Goods)	4,991,241

		11,922,802

France – 13.7%
6,065	Arkema SA (Materials)	631,669
422,610	AXA SA (Insurance)(a)	9,474,095
640,443	BNP Paribas (Banks)	50,629,904
18,126	Bouygues SA (Capital Goods)(a)	902,047
83,975	Christian Dior SA (Consumer Durables & Apparel)	13,471,059
33,397	Compagnie de Saint-Gobain (Capital Goods)	2,304,380
13,653	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	1,368,495
207,253	Credit Agricole SA (Banks)	3,447,437
19,224	Fonciere Des Regions SA (REIT)	2,181,588
2,376,742	France Telecom SA (Telecommunication Services)	55,697,416
200,830	GDF Suez SA (Utilities)(a)	8,211,793
244,113	Lagardere SCA (Media)	10,717,989
227,492	Legrand SA (Capital Goods)	10,386,964
21,015	L’Oreal SA (Household & Personal Products)(a)	2,663,940
184,178	M6 Metropole Television SA (Media)	4,886,628
251,450	PSA Peugeot Citroen SA (Automobiles & Components)*	11,411,551
23,484	Publicis Groupe SA (Media)	1,330,375
262,704	Renault SA (Automobiles & Components)*	15,996,275
238,253	Sanofi-Aventis SA (Pharmaceuticals, Biotechnology & Life Sciences)	18,849,867
175,170	SCOR SE (Insurance)	5,347,367
9,998	Societe BIC SA (Commercial & Professional Services)	972,034
185,488	Societe Generale (Banks)	12,395,754
170,057	Societe Television Francaise 1 (Media)(a)	3,192,508
37,845	Technip SA (Energy)	4,270,054
756,567	Total SA (Energy)	48,451,601
31,184	Unibail-Rodamco SE (REIT)	7,295,660
641,170	Vivendi SA (Media)	20,103,830

		326,592,280

Germany – 17.3%
164,565	Adidas AG (Registered) (Consumer Durables & Apparel)(a)	12,263,920
35,105	Aixtron SE (Semiconductors & Semiconductor Equipment)(a)	1,490,888
115,175	Allianz SE (Registered) (Insurance)(a)	18,095,273
168,226	BASF SE (Materials)*(a)	17,274,107
308,385	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	27,074,528
56,820	Beiersdorf AG (Household & Personal Products)(a)	3,700,469
242,776	Celesio AG (Health Care Equipment & Services)	5,897,128
1,128,559	Commerzbank AG (Banks)*(a)	7,181,522
28,376	Continental AG (Automobiles & Components)*	2,845,155
40,643	Daimler AG (Registered) (Automobiles & Components)	3,141,150
322,562	Deutsche Bank AG (Registered) (Diversified Financials)	21,008,234
627,779	Deutsche Post AG (Registered) (Transportation)*	12,407,180
1,168,639	Deutsche Telekom AG (Registered) (Telecommunication Services)	19,313,218
2,319,651	E.ON AG (Utilities)(a)	79,283,639
25,707	HeidelbergCement AG (Materials)	1,965,742
95,920	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)(a)	6,539,327
748,330	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	8,484,204
49,300	K+S AG (Materials)	3,981,731
88,103	Lanxess AG (Materials)	8,060,921
79,623	MAN SE (Capital Goods)*	11,092,601

The accompanying notes are an integral part of these financial statements.          25

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

92,123	Metro AG (Food & Staples Retailing)(a)	$6,761,069
258,462	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	42,665,399
163,702	Porsche Automobil Holding SE Preference Shares (Automobiles & Components)	11,832,933
23,073	RWE AG (Utilities)	1,505,233
324,448	Siemens AG (Registered) (Capital Goods)	47,193,806
32,131	Stada Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,420,633
338,797	Suedzucker AG (Food, Beverage & Tobacco)	10,444,699
17,423	Symrise AG (Materials)	573,484
514,297	TUI AG (Consumer Services)*	6,565,769
25,397	Volkswagen AG (Automobiles & Components)*(a)	4,522,677
36,137	Volkswagen AG Preference Shares (Automobiles & Components)*(a)	7,112,416

		411,699,055

Hong Kong – 1.9%
1,595,800	AIA Group Ltd. (Insurance)*	5,381,825
1,635,500	BOC Hong Kong (Holdings) Ltd. (Banks)	5,141,249
100,000	Cheung Kong (Holdings) Ltd. (Real Estate)	1,578,245
659,000	CLP Holdings Ltd. (Utilities)	5,420,443
477,849	Esprit Holdings Ltd. (Retailing)	1,994,227
136,000	Hang Lung Group Ltd. (Real Estate)	916,439
262,000	Hutchison Whampoa Ltd. (Capital Goods)	2,996,367
1,572,256	New World Development Ltd. (Real Estate)	2,767,020
249,000	Orient Overseas International Ltd. (Transportation)	1,910,889
406,000	Swire Pacific Ltd. Class A (Real Estate)	6,213,903
306,600	The Link REIT (REIT)	966,290
1,210,000	Wheelock & Co. Ltd. (Real Estate)	4,996,819
956,000	Wynn Macau Ltd. (Consumer Services)	3,411,821
666,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	2,302,525

		45,998,062

Ireland – 0.5%
330,169	CRH PLC (Materials)	8,129,722
105,196	Kerry Group PLC Class A (Food, Beverage & Tobacco)	4,325,315

		12,455,037

Israel – 0.7%
277,471	Bank Hapoalim BM (Banks)*	1,459,145
262,743	Bank Leumi Le-Israel BM (Banks)	1,366,986
249,759	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	741,984
2,081	Elbit Systems Ltd. (Capital Goods)	118,114
75,865	Israel Chemicals Ltd. (Materials)	1,346,522
22,891	Makhteshim Agan Industries Ltd. (Materials)*	123,533
59,857	Mizrahi Tefahot Bank Ltd. (Banks)	664,459
16,652	NICE Systems Ltd. ADR (Software & Services)*	634,941
25,141	Partner Communications Co. Ltd. (Telecommunication Services)	476,781
189,884	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	8,683,395
755	The Israel Corp. Ltd. (Materials)	941,115

		16,556,975

Italy – 5.7%
499,369	Atlantia SpA (Transportation)	12,290,612
2,420,795	Enel SpA (Utilities)	17,263,506
701,354	ENI SpA (Energy)	18,777,796
752,459	Fiat SpA (Automobiles & Components)	8,035,168
1,274,736	Finmeccanica SpA (Capital Goods)	17,223,602
5,177,669	Intesa Sanpaolo SpA (Banks)	17,197,388
4,338,439	Parmalat SpA (Food, Beverage & Tobacco)*	16,426,930
249,883	Pirelli & C. SpA (Automobiles & Components)	2,601,454
379,881	Snam Rete Gas SpA (Utilities)	2,362,902
1,759,569	Telecom Italia RSP (Telecommunication Services)(a)	2,268,992
7,091,698	Telecom Italia SpA (Telecommunication Services)	10,663,286
531,691	Terna Rete Elettrica Nazionale SpA (Utilities)	2,661,900
2,974,353	UniCredit SpA (Banks)	7,659,888
107,171	Unione di Banche Italiane ScpA (Banks)	960,659

		136,394,083

Japan – 18.6%
30,600	Adeka Corp. (Materials)	303,135
11,000	Air Water, Inc. (Materials)	132,978
28,500	Aisin Seiki Co. Ltd. (Automobiles & Components)	1,005,244
35,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	389,242
2,500	Alfresa Holdings Corp. (Health Care Equipment & Services)	88,281
6,500	Alpine Electronics, Inc. (Consumer Durables & Apparel)	81,642
30,100	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	301,012

26          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

1,734,000	Amada Co. Ltd. (Capital Goods)	$13,925,562
22,800	AOC Holdings, Inc. (Energy)	152,474
5,300	Aoyama Trading Co. Ltd. (Retailing)	87,309
73,900	Asahi Breweries Ltd. (Food, Beverage & Tobacco)	1,388,276
261,000	Asahi Glass Co. Ltd. (Capital Goods)	3,313,737
1,312,000	Asahi Kasei Corp. (Materials)	9,068,874
267,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	10,224,328
25,000	Bando Chemical Industries Ltd. (Capital Goods)	105,358
3,700	Benesse Holdings, Inc. (Consumer Services)	153,896
288,700	Brother Industries Ltd. (Technology Hardware & Equipment)	4,420,768
27,000	Calsonic Kansei Corp. (Automobiles & Components)	110,024
18,000	Central Glass Co. Ltd. (Capital Goods)	71,155
507	Central Japan Railway Co. (Transportation)	3,833,265
6,700	Century Tokyo Leasing Corp. (Diversified Financials)	114,955
30,200	Chubu Electric Power Co., Inc. (Utilities)	661,749
40,100	Citizen Holdings Co. Ltd. (Technology Hardware & Equipment)	242,812
14,200	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)	193,321
9,200	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)	190,534
103,000	Cosmo Oil Co. Ltd. (Energy)	339,994
12,800	Credit Saison Co. Ltd. (Diversified Financials)	214,635
18,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	215,927
13,000	Daido Steel Co. Ltd. (Materials)	74,308
19,500	Daifuku Co. Ltd. (Capital Goods)	132,304
249,400	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,900,574
4,700	Daikin Industries Ltd. (Capital Goods)	149,709
58,000	Daikyo, Inc. (Real Estate)*	93,562
14,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (Materials)	78,514
22,600	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	217,317
152,000	Daito Trust Construction Co. Ltd. (Real Estate)	12,160,006
176,000	Daiwa House Industry Co. Ltd. (Real Estate)	2,132,452
670,000	Daiwa Securities Group, Inc. (Diversified Financials)	2,891,733
31,700	Dena Co. Ltd. (Retailing)	1,190,024
38,200	Denso Corp. (Automobiles & Components)	1,278,419
9,100	DTS Corp. (Software & Services)	86,308
2,900	Duskin Co. Ltd. (Commercial & Professional Services)	58,505
17,500	East Japan Railway Co. (Transportation)	972,659
6,900	EDION Corp. (Retailing)	59,544
70,800	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,574,493
172,200	Elpida Memory, Inc. (Semiconductors & Semiconductor Equipment)*(a)	2,580,239
851,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	6,334,223
2,924	Fuji Media Holdings, Inc. (Media)	3,908,669
244,000	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	7,585,443
69,000	Fujikura Ltd. (Capital Goods)	357,582
68,000	Furukawa Electric Co. Ltd. (Capital Goods)	270,189
3,300	Fuyo General Lease Co. Ltd. (Diversified Financials)	103,379
4,900	Glory Ltd. (Capital Goods)	107,614
65,000	GS Yuasa Corp. (Capital Goods)	444,759
31,000	Hankyu Hanshin Holdings, Inc. (Capital Goods)	137,328
17,000	Hanwa Co. Ltd. (Capital Goods)	72,664
4,900	Heiwa Corp. (Consumer Durables & Apparel)	75,771
107,300	Hitachi Chemical Co. Ltd. (Materials)	2,211,603
17,600	Hitachi Construction Machinery Co., Ltd. (Capital Goods)	429,074
11,300	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	237,808
229,000	Hitachi Ltd. (Technology Hardware & Equipment)	1,242,950
6,100	Hitachi Transport System Ltd. (Transportation)	84,765
58,500	Hitachi Zosen Corp. (Capital Goods)	85,431
653,200	Honda Motor Co. Ltd. (Automobiles & Components)	25,111,701
11,300	House Foods Corp. (Food, Beverage & Tobacco)	184,976
16,500	Idemitsu Kosan Co. Ltd. (Energy)	1,951,302
197,000	IHI Corp. (Capital Goods)	501,250
20,000	Inabata & Co. Ltd. (Capital Goods)	114,883

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

573,000	Isuzu Motors Ltd. (Automobiles & Components)	$2,457,452
11,800	IT Holdings Corp. (Software & Services)	116,049
2,300	Itochu Techno-Solutions Corp. (Software & Services)	81,548
7,900	Japan Petroleum Exploration Co. (Energy)	387,318
30	Japan Real Estate Investment Corp. (REIT)	296,970
538	Japan Retail Fund Investment Corp. (REIT)	869,790
18,700	JTEKT Corp. (Capital Goods)	242,918
2,017,000	JX Holdings, Inc. (Energy)	14,205,104
25,000	Kajima Corp. (Capital Goods)	71,685
562,000	Kaneka Corp. (Materials)	4,101,930
183,800	Kao Corp. (Household & Personal Products)	4,600,981
285,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	955,710
586	KDDI Corp. (Telecommunication Services)	3,912,182
25,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	351,784
12,200	Komori Corp. (Capital Goods)	116,125
26,000	Konami Corp. (Software & Services)	518,202
636,000	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	5,600,644
6,700	Kuroda Electric Co. Ltd. (Capital Goods)	74,660
7,000	Kyorin Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	124,978
4,000	Mabuchi Motor Co. Ltd. (Capital Goods)	198,454
2,300	Makita Corp. (Capital Goods)	105,756
25,600	Marui Group Co. Ltd. (Retailing)	176,859
6,700	Maruichi Steel Tube Ltd. (Materials)	166,730
7,400	Megmilk Snow Brand Co. Ltd. (Food, Beverage & Tobacco)	114,968
6,700	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	286,157
206,000	Mitsubishi Chemical Holdings Corp. (Materials)	1,394,906
147,000	Mitsubishi Electric Corp. (Capital Goods)	1,636,593
31,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	242,868
1,235,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	5,930,852
31,050	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	1,241,243
14,000	Mitsuboshi Belting Co. Ltd. (Capital Goods)	66,060
122,000	Mitsui Chemicals, Inc. (Materials)	447,000
451,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	1,119,784
65,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	232,708
652,000	Mitsui OSK Lines Ltd. (Transportation)	3,636,545
14,100	Mitsumi Electric Co. Ltd. (Technology Hardware & Equipment)	180,804
3,099,000	Mizuho Financial Group, Inc. (Banks)	4,909,886
287,000	Mizuho Securities Co. Ltd. (Diversified Financials)*	730,437
29,200	MS&AD Insurance Group Holdings (Insurance)	683,801
8,100	Nabtesco Corp. (Capital Goods)	207,365
8,100	Nagase & Co. Ltd. (Capital Goods)	102,611
17,400	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	192,158
18,000	NHK Spring Co. Ltd. (Automobiles & Components)	171,177
13,000	Nichias Corp. (Capital Goods)	79,099
28,600	Nichiha Corp. (Capital Goods)	247,787
7,800	Nichii Gakkan Co. (Health Care Equipment & Services)	61,373
14,900	Nintendo Co. Ltd. (Software & Services)	3,525,551
167	Nippon Building Fund, Inc. (REIT)	1,680,782
114,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	1,726,037
2,240,000	Nippon Express Co. Ltd. (Transportation)	8,925,020
11,000	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	118,107
48,000	Nippon Light Metal Co. Ltd. (Materials)	98,073
101,000	Nippon Soda Co. Ltd. (Materials)	443,462
428,000	Nippon Steel Corp. (Materials)	1,338,802
652,600	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	30,409,441
4,080	Nippon Television Network Corp. (Media)	580,178
586,000	Nippon Yusen Kabushiki Kaisha (Transportation)	2,166,350
53,700	Nissan Chemical Industries Ltd. (Materials)	557,200
2,218,200	Nissan Motor Co. Ltd. (Automobiles & Components)	21,342,441
484,500	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	6,064,907
999,000	Nisshin Steel Co. Ltd. (Materials)	1,994,101
69,000	Nisshinbo Holdings, Inc. (Consumer Durables & Apparel)	682,985

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

30,000	Nitto Boseki Co. Ltd. (Capital Goods)	$72,868
116,900	Nomura Holdings, Inc. (Diversified Financials)	597,188
6,000	NS Solutions Corp. (Software & Services)	114,728
41,000	NTN Corp. (Capital Goods)	196,886
60	NTT Data Corp. (Software & Services)	198,815
86	NTT DoCoMo, Inc. (Telecommunication Services)	159,562
6,900	Obara Corp. (Capital Goods)	79,921
43,000	Obayashi Corp. (Capital Goods)	181,396
990	Obic Co. Ltd. (Software & Services)	183,590
1,732,000	Osaka Gas Co. Ltd. (Utilities)	6,391,513
115,000	Pacific Metals Co. Ltd. (Materials)	871,271
6,900	Paltac Corp. (Retailing)	116,293
11,400	Panasonic Corp. (Consumer Durables & Apparel)	140,178
15,600	Pola Orbis Holdings, Inc. (Household & Personal Products)	342,713
172,200	Promise Co. Ltd. (Diversified Financials)*	1,470,221
760,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	8,387,011
96,800	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,829,884
30,000	Ryobi Ltd. (Capital Goods)	116,241
3,700	Ryohin Keikaku Co. Ltd. (Retailing)	171,750
3,200	Saizeriya Co. Ltd. (Consumer Services)	54,566
17,000	Sakai Chemical Industry Co. Ltd. (Materials)	88,934
6,300	Sankyo Co. Ltd. (Consumer Durables & Apparel)	327,635
238,400	Sapporo Hokuyo Holdings, Inc. (Banks)	1,057,530
35,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	140,646
1,100	SBI Holdings, Inc. (Diversified Financials)	118,585
231,100	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	4,047,965
18,000	Seino Holdings Corp. (Transportation)	135,216
60,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	503,397
7,000	Sekisui Jushi Corp. (Capital Goods)	72,787
5,600	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	140,930
3,000	Shimachu Co. Ltd. (Retailing)	70,034
20,100	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	206,416
295,000	Shinsei Bank Ltd. (Banks)	354,759
64,100	Shiseido Co. Ltd. (Household & Personal Products)	1,066,203
845	SKY Perfect JSAT Holdings, Inc. (Media)	337,678
1,030,100	Sojitz Corp. (Capital Goods)	1,987,808
107,200	Sony Corp. (Consumer Durables & Apparel)	3,026,843
23,600	Sony Financial Holdings, Inc. (Insurance)	438,640
10,000	Sumitomo Bakelite Co. Ltd. (Materials)	64,132
35,000	Sumitomo Chemical Co. Ltd. (Materials)	186,130
1,026,200	Sumitomo Corp. (Capital Goods)	14,156,265
837,900	Sumitomo Electric Industries Ltd. (Capital Goods)	11,666,210
49,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	323,129
111,000	Sumitomo Metal Mining Co. Ltd. (Materials)	1,981,967
284,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	8,821,572
425,320	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,464,266
52,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	141,386
47,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	972,861
21,200	Suzuki Motor Corp. (Automobiles & Components)	504,705
224,200	T&D Holdings, Inc. (Insurance)	5,536,232
455,300	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	22,065,130
33,100	TDK Corp. (Technology Hardware & Equipment)	1,707,791
94,000	Teijin Ltd. (Materials)	450,492
2,404,000	The Bank of Yokohama Ltd. (Banks)	11,909,505
1,359	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	2,244,734
76,400	The Kansai Electric Power Co., Inc. (Utilities)	1,609,166
4,000	The Okinawa Electric Power Co., Inc. (Utilities)	174,447
11,000	The Shizuoka Bank Ltd. (Banks)	100,228
249,700	The Tokyo Electric Power Co., Inc. (Utilities)	1,339,121
40,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	204,580
35,000	Toho Gas Co. Ltd. (Utilities)	163,917
128,000	Toho Zinc Co. Ltd. (Materials)	698,207
6,500	Tokai Rika Co. Ltd. (Automobiles & Components)	113,897
307,700	Tokio Marine Holdings, Inc. (Insurance)	8,607,735

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

58,200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	$3,369,434
864,000	Tokyu Land Corp. (Real Estate)	3,732,483
7,900	Tokyu Livable, Inc. (Real Estate)	67,062
22,000	TonenGeneral Sekiyu KK (Energy)	272,949
14,000	Toppan Forms Co. Ltd. (Commercial & Professional Services)	112,029
619,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	4,865,649
1,023,000	Tosoh Corp. (Materials)	3,957,423
13,000	Toyo Ink SC Holdings (Materials)	65,840
19,000	Toyo Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	437,566
15,800	Toyota Tsusho Corp. (Capital Goods)	263,449
11,000	Tsubakimoto Chain Co. (Capital Goods)	58,526
57,000	Tsudakoma Corp. (Capital Goods)*	153,282
3,600	Unipres Corp. (Automobiles & Components)	77,137
21,410	USS Co. Ltd. (Retailing)	1,645,288
1,437	West Japan Railway Co. (Transportation)	5,240,359
3,500	Xebio Co. Ltd. (Retailing)	64,940
1,289	Yahoo Japan Corp. (Software & Services)	474,154
82,700	Yamaha Corp. (Consumer Durables & Apparel)	1,034,339
6,800	Yamato Kogyo Co. Ltd. (Materials)	224,423
8,000	Zeon Corp. (Materials)	72,273

		443,012,980

Luxembourg – 0.3%
176,046	ArcelorMittal SA (Materials)	6,505,933

Netherlands – 6.4%
439,109	Aegon NV (Insurance)*	3,490,227
115,563	Akzo Nobel NV (Materials)(a)	8,960,543
18,906	ASML Holding NV (Semiconductors & Semiconductor Equipment)	788,041
202,692	Heineken Holding NV (Food, Beverage & Tobacco)(a)	10,695,180
294,376	ING Groep NV CVA (Diversified Financials)*	3,878,179
443,856	Koninklijke Ahold NV (Food & Staples Retailing)(a)	6,233,296
111,991	Koninklijke Boskalis Westminster NV (Capital Goods)	5,951,787
741,261	Koninklijke DSM NV (Materials)	51,092,744
44,494	Koninklijke KPN NV (Telecommunication Services)	706,143
654,499	Koninklijke Philips Electronics NV (Capital Goods)	19,384,969
619,172	Royal Dutch Shell PLC Class A (Energy)	23,923,622
481,265	Royal Dutch Shell PLC Class B (Energy)	18,723,478

		153,828,209

New Zealand – 0.1%
147,724	Auckland International Airport Ltd. (Transportation)	265,811
60,915	Contact Energy Ltd. (Utilities)*	293,871
137,147	Fletcher Building Ltd. (Materials)	1,022,405
107,283	Sky City Entertainment Group Ltd. (Consumer Services)	309,510
405,543	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	711,154

		2,602,751

Norway – 2.6%
107,475	DnB NOR ASA (Banks)(a)	1,747,612
1,224,368	Marine Harvest ASA (Food, Beverage & Tobacco)	1,617,566
1,109,670	Orkla ASA (Capital Goods)	11,230,301
1,586,464	Statoil ASA (Energy)	46,473,733

		61,069,212

Singapore – 1.8%
135,000	Ascendas Real Estate Investment Trust (REIT)	224,214
116,000	CapitaLand Ltd. (Real Estate)*	322,629
702,000	CapitaMall Trust (REIT)	1,085,871
132,000	Cosco Corp. (Singapore) Ltd. (Capital Goods)	240,262
466,000	DBS Group Holdings Ltd. (Banks)	5,709,421
743,000	Fraser and Neave Ltd. (Capital Goods)	3,808,930
397,000	Genting Singapore PLC (Consumer Services)*	705,108
4,058,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	2,210,243
1,154,000	Hutchison Port Holdings Trust Class U (Transportation)*	1,061,680
151,523	Jardine Cycle & Carriage Ltd. (Retailing)	4,573,001
425,000	Neptune Orient Lines Ltd. (Transportation)	654,630
111,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	866,824
947,000	Sembcorp Industries Ltd. (Capital Goods)	4,184,005
106,000	SembCorp Marine Ltd. (Capital Goods)	491,881
2,006,780	Singapore Telecommunications Ltd. (Telecommunication Services)	5,122,559
412,000	United Overseas Bank Ltd. (Banks)	6,610,487

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

1,282,000	UOL Group Ltd. (Real Estate)	$5,075,724
60,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	258,586

		43,206,055

Spain – 2.3%
314,361	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,026,815
582,840	Banco Popular Espanol SA (Banks)	3,491,355
1,320,718	Banco Santander SA (Banks)	16,866,196
31,927	Enagas SA (Utilities)	789,380
86,297	Ferrovial SA (Capital Goods)	1,189,855
64,693	Gas Natural SDG SA (Utilities)	1,330,236
762,955	Repsol YPF SA (Energy)	27,236,880

		54,930,717

Sweden – 3.6%
313,239	Alfa Laval AB (Capital Goods)(a)	7,012,206
23,996	Atlas Copco AB Class A (Capital Goods)*	704,767
600,538	Boliden AB (Materials)*(a)	13,545,353
33,496	Electrolux AB Class B (Consumer Durables & Apparel)	852,421
724,290	Investor AB Class B (Diversified Financials)(a)	18,040,092
2,119,148	Nordea Bank AB (Banks)	24,161,468
209,117	Scania AB Class B (Capital Goods)(a)	5,432,890
389,371	Skanska AB Class B (Capital Goods)	8,370,692
133,636	Swedish Match AB (Food, Beverage & Tobacco)*(a)	4,742,954
360,867	TeliaSonera AB (Telecommunication Services)	2,945,018

		85,807,861

Switzerland – 1.3%
1,497,049	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	17,715,792
389,026	Xstrata PLC (Materials)	9,978,183
10,046	Zurich Financial Services AG (Insurance)*	2,824,721

		30,518,696

United Kingdom – 15.2%
215,847	Anglo American PLC (Materials)	11,314,495
509,795	Associated British Foods PLC (Food, Beverage & Tobacco)	8,585,745
924,713	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	45,882,321
2,017,995	Aviva PLC (Insurance)	15,102,661
3,262,937	BAE Systems PLC (Capital Goods)	17,911,277
323,951	Barclays PLC (Banks)	1,540,068
59,722	BHP Billiton PLC (Materials)	2,525,049
56,194	Bodycote PLC (Capital Goods)	366,112
781,519	BP PLC ADR (Energy)(b)	36,059,287
15,843	BP PLC (Energy)	121,790
108,371	Bunzl PLC (Capital Goods)	1,349,369
126,021	Centrica PLC (Utilities)	676,785
209,622	Chaucer Holdings PLC (Insurance)	193,453
10,329	Croda International PLC (Materials)	324,534
95,000	Devro PLC (Food, Beverage & Tobacco)	454,151
157,143	Drax Group PLC (Utilities)	1,157,393
149,008	EnQuest PLC (Energy)*	347,933
173,142	Eurasian Natural Resources Corp. PLC (Materials)	2,653,318
43,233	Filtrona PLC (Materials)	248,738
34,613	Gulfsands Petroleum PLC (Energy)*	166,784
3,622,804	HSBC Holdings PLC (Banks)	39,517,201
829,193	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	29,247,644
1,568,649	J Sainsbury PLC (Food & Staples Retailing)	9,137,103
38,079	JKX Oil & Gas PLC (Energy)	195,384
367,774	Kazakhmys PLC (Materials)	8,542,944
347,689	Land Securities Group PLC (REIT)	4,570,321
1,013,466	Legal & General Group PLC (Insurance)	2,084,504
69,009	Lonmin PLC (Materials)	1,890,438
503,518	Marks & Spencer Group PLC (Retailing)	3,271,453
28,296	Mondi PLC (Materials)	281,233
72,414	National Grid PLC (Utilities)	742,974
126,545	Pearson PLC (Media)	2,425,348
17,701	Pennon Group PLC (Utilities)	195,536
52,126	Petrofac Ltd. (Energy)	1,317,776
358,019	Premier Foods PLC (Food, Beverage & Tobacco)*	192,494
9,447	Renishaw PLC (Technology Hardware & Equipment)	278,829
2,518,477	Resolution Ltd. (Insurance)	12,753,753
134,032	Rexam PLC (Materials)	875,968
256,510	Rio Tinto PLC (Materials)	18,716,334
17,284	Rotork PLC (Capital Goods)	496,668
3,850,910	Royal Bank of Scotland Group PLC (Banks)*	2,683,918
119,880	Scottish & Southern Energy PLC (Utilities)	2,719,695
12,032	Spirax-Sarco Engineering PLC (Capital Goods)	404,541
4,859,870	Thomas Cook Group PLC (Consumer Services)	13,944,119
204,079	Vedanta Resources PLC (Materials)	7,969,202
49,416	Victrex PLC (Materials)	1,214,525
1,462,070	Vodafone Group PLC ADR (Telecommunication Services)	42,575,478

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

256,413	Vodafone Group PLC (Telecommunication Services)	$741,240
1,564,278	WM Morrison Supermarkets PLC (Food & Staples Retailing)	7,717,424

		363,685,310

TOTAL COMMON STOCKS
(Cost $1,983,574,179)		$2,314,304,496

Shares	Rate	Value

Short-term Investment(c) – 0.8%
JPMorgan U.S. Government Money Market Fund – Capital Shares
18,463,133	0.010%	$18,463,133
(Cost $18,463,133)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,002,037,312)		$2,332,767,629

Securities Lending Reinvestment Vehicle(c)(d) – 12.5%
Goldman Sachs Financial Square Money Market Fund – FST Shares
$297,623,002	0.110%	297,623,002
(Cost $297,623,002)

TOTAL INVESTMENTS – 110.3%
(Cost $2,299,660,314)		$2,630,390,631

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.3)%		(245,938,361)

NET ASSETS – 100.0%		$2,384,452,270

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Dutch Certification
REIT	—	Real Estate Investment Trust
RSP	—	Risparmio Shares

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	643	June 2011	$28,066,622	$947,856
FTSE 100 Index	129	June 2011	12,999,616	189,934
Hang Seng Index	8	May 2011	1,209,593	(14,804)
MSCI Singapore Index	13	May 2011	787,190	(2,843)
SPI 200 Index	37	June 2011	4,874,795	(78,171)
TSE TOPIX Index	116	June 2011	12,205,634	(2,372)

TOTAL				$1,039,600

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 96.6%
Australia – 8.4%
49,925	Acrux Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$191,581
71,816	Aditya Birla Minerals Ltd. (Materials)*	142,673
32,281	Ansell Ltd. (Health Care Equipment & Services)	493,838
239,715	APA Group (Utilities)	1,119,130
46,565	Aquila Resources Ltd. (Energy)*	465,823
54,184	Ardent Leisure Group (REIT)	82,575
23,721	Aristocrat Leisure Ltd. (Consumer Services)	68,339
77,894	Astro Japan Property Group (REIT)	266,275
166,396	Ausdrill Ltd. (Materials)	615,262
102,124	Australand Property Group (REIT)	340,224
51,585	Australian Infrastructure Fund (Transportation)	107,290
547,031	Beach Energy Ltd. (Energy)	577,066
41,296	Boart Longyear Ltd. (Capital Goods)	207,995
125,679	Bow Energy Ltd. (Energy)*	123,121
44,460	BT Investment Management Ltd. (Diversified Financials)	131,841
99,993	Bunnings Warehouse Property Trust (REIT)	194,895
42,488	Cabcharge Australia Ltd. (Commercial & Professional Services)	255,589
35,429	carsales.com.au Ltd. (Software & Services)	199,729
84,002	Challenger Ltd. (Diversified Financials)	445,519
23,349	Charter Hall Office REIT (REIT)	90,103
115,757	Charter Hall Retail REIT (REIT)	407,174
45,043	Coalspur Mines Ltd. (Energy)*	86,872
386,685	Consolidated Media Holdings Ltd. (Media)	1,183,412
280,071	Dart Energy Ltd. (Energy)*	232,432
209,986	Downer EDI Ltd. (Commercial & Professional Services)	854,841
505,638	DUET Group (Utilities)	943,692
55,293	DuluxGroup Ltd. (Materials)	168,310
595,372	Emeco Holdings Ltd. (Capital Goods)	717,393
531,700	Envestra Ltd. (Utilities)	373,102
109,383	FKP Property Group (Real Estate)	93,716
28,528	Fleetwood Corp. Ltd. (Automobiles & Components)	348,652
113,291	FlexiGroup Ltd. (Diversified Financials)	276,196
70,180	Hills Holdings Ltd. (Capital Goods)	121,183
78,929	iiNet Ltd. (Telecommunication Services)	234,242
15,818	Independence Group NL (Materials)	116,752
1,566,224	ING Office Fund (REIT)	1,084,343
57,958	Invocare Ltd. (Consumer Services)	436,763
37,040	Iress Market Technology Ltd. (Software & Services)	371,945
325,881	Linc Energy Ltd. (Energy)	977,603
235,879	Lynas Corp. Ltd. (Materials)*	543,625
439,749	Macmahon Holdings Ltd. (Capital Goods)	253,820
45,470	McMillan Shakespeare Ltd. (Commercial & Professional Services)	474,505
515,132	Minara Resources Ltd. (Materials)	437,127
333,806	Mincor Resources NL (Materials)	441,282
36,570	Monadelphous Group Ltd. (Capital Goods)	772,356
197,874	Myer Holdings Ltd. (Retailing)	687,188
143,119	Navitas Ltd. (Consumer Services)	640,429
1,154,287	Nexus Energy Ltd. (Energy)*	545,563
209,510	NRW Holdings Ltd. (Capital Goods)	623,115
57,520	Pacific Brands Ltd. (Retailing)	46,194
242,968	PanAust Ltd. (Materials)*	206,825
214,570	Panoramic Resources Ltd. (Materials)	486,834
367,709	PMP Ltd. (Commercial & Professional Services)	296,229
126,172	Primary Health Care Ltd. (Health Care Equipment & Services)	481,273
244,701	Roc Oil Co. Ltd. (Energy)*	115,692
91,212	Salmat Ltd. (Commercial & Professional Services)	365,818
161,436	STW Communications Group Ltd. (Media)	205,464
441,457	Sunland Group Ltd. (Real Estate)*	334,311
23,700	Tower Australia Group Ltd. (Insurance)	103,650
15,735	United Group Ltd. (Capital Goods)	260,900
306,160	Western Areas NL (Materials)(a)	2,262,313
15,375	Wotif.com Holdings Ltd. (Retailing)	96,397

		25,828,401

Austria – 1.7%
8,000	Andritz AG (Capital Goods)	826,227
4,327	Flughafen Wien AG (Transportation)(a)	272,380
14,890	Oesterreichische Post AG (Transportation)(a)	538,796
3,262	Rosenbauer International AG (Capital Goods)	198,092
7,465	Schoeller-Bleckmann Oilfield Equipment AG (Energy)(a)	755,571
43,249	Strabag SE (Capital Goods)	1,452,486
33,010	Zumtobel AG (Capital Goods)	1,197,479

		5,241,031

Belgium – 1.4%
1,563	Ackermans & van Haaren NV (Diversified Financials)	163,507
49,116	Agfa-Gevaert NV (Health Care Equipment & Services)*	218,891
1,034	Befimmo SCA Sicafi (REIT)	95,915
20,272	Compagnie Maritime Belge SA (Transportation)	634,681
13,437	Gimv NV (Diversified Financials)	890,621
12,769	Omega Pharma SA (Health Care Equipment & Services)	654,383

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Belgium – (continued)

28,786	Recticel SA (Materials)	$319,934
56,697	RHJ International SA (Diversified Financials)*	471,110
23,516	Tessenderlo Chemie NV (Materials)	935,699

		4,384,741

Bermuda – 0.8%
1,678,000	Apollo Solar Energy Technology Holdings Ltd. (Semiconductors & Semiconductor Equipment)*	119,301
89,267	Catlin Group Ltd. (Insurance)	590,256
20,221	Frontline Ltd. (Energy)(a)	446,674
29,000	GuocoLeisure Ltd. (Consumer Services)	17,459
340,000	IT Ltd. (Retailing)	274,404
54,524	Lancashire Holdings Ltd. (Insurance)	589,300
214,095	Northern Offshore Ltd. (Energy)*	563,463

		2,600,857

China – 0.0%
471,000	Li Heng Chemical Fibre Technologies Ltd. (Consumer Durables & Apparel)	67,521

Cyprus – 0.9%
144,712	ProSafe SE (Energy)	1,174,789
263,331	Songa Offshore SE (Energy)*	1,608,949

		2,783,738

Denmark – 1.6%
20,158	D/S Norden A/S (Transportation)	722,401
3,422	Danisco A/S (Food, Beverage & Tobacco)	453,674
40,812	East Asiatic Co. Ltd. A/S (Food, Beverage & Tobacco)	1,356,934
11,569	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	124,900
60,234	GN Store Nord A/S (Health Care Equipment & Services)	597,327
1,794	Royal UNIBREW A/S (Food, Beverage & Tobacco)	132,385
14,252	Schouw & Co. A/S (Capital Goods)	422,467
2,869	SimCorp A/S (Software & Services)	521,367
2,479	Topdanmark A/S (Insurance)*	455,445

		4,786,900

Finland – 1.5%
22,209	Alma Media Oyj (Media)	259,211
59,763	Huhtamaki Oyj (Materials)	835,610
86,396	Kemira Oyj (Materials)	1,579,522
7,476	Konecranes Oyj (Capital Goods)	359,659
45,866	M-Real Oyj Class B (Materials)*	216,818
145,740	Sponda Oyj (Real Estate)	859,529
12,194	Tieto Oyj (Software & Services)	224,899
4,145	Tikkurila Oyj (Materials)	98,771
9,233	YIT Oyj (Capital Goods)	276,992

		4,711,011

France – 5.2%
2,671	Alten Ltd. (Software & Services)	109,585
40,307	Arkema SA (Materials)	4,197,973
49,402	Assystem SA (Commercial & Professional Services)(a)	1,294,545
9,937	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	442,281
25,611	Cegid Group (Software & Services)	879,724
2,042	Ciments Francais SA (Materials)*	215,670
38,294	Club Mediterranee (Consumer Services)*	892,230
1,078	Esso SA (Energy)	151,685
1,385	Faiveley Transport SA (Capital Goods)	141,119
220,635	Havas SA (Media)	1,257,401
1,528	Nexans SA (Capital Goods)	161,943
13,994	Nexity SA (Consumer Durables & Apparel)	761,072
1,799	Pierre & Vacances SA (Consumer Services)	160,488
3,669	Plastic Omnium SA (Automobiles & Components)(a)	351,200
5,069	Rhodia SA (Materials)	235,928
6,801	Societe de la Tour Eiffel (REIT)	682,164
5,623	Sword Group (Software & Services)	184,393
113,854	Technicolor (Media)*	869,988
30,180	Valeo SA (Automobiles & Components)*	1,922,380
13,021	Zodiac Aerospace (Capital Goods)	1,021,933

		15,933,702

Germany – 6.6%
62,890	Air Berlin PLC (Transportation)*	280,939
50,035	Aixtron SE (Semiconductors & Semiconductor Equipment)(a)	2,124,956
8,099	Aurubis AG (Materials)	478,657
20,283	Balda AG (Technology Hardware & Equipment)*	270,244
32,413	Bechtle AG (Software & Services)	1,543,474
3,801	Biotest AG (Pharmaceuticals, Biotechnology & Life Sciences)	268,825
6,830	Biotest AG Preference Shares (Pharmaceuticals, Biotechnology & Life Sciences)	458,975
6,812	Carl Zeiss Meditec AG (Health Care Equipment & Services)	148,216
2,974	Centrotherm Photovoltaics AG (Semiconductors & Semiconductor Equipment)*	179,951
14,504	Cewe Color Holding AG (Commercial & Professional Services)	704,307
3,218	Delticom AG (Retailing)(a)	349,638
21,452	Deutsche Beteiligungs AG (Diversified Financials)	630,071
13,871	Deutz AG (Capital Goods)*	126,781
4,063	Draegerwerk AG & Co. KGaA (Health Care Equipment & Services)	347,835

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)

15,355	Draegerwerk AG & Co. KGaA Preference Shares (Health Care Equipment & Services)(a)	$1,611,435
5,234	Duerr AG (Capital Goods)*	203,909
2,923	Fuchs Petrolub AG (Materials)	423,069
7,819	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	378,017
5,069	Gesco AG (Capital Goods)	431,031
4,532	Grammer AG (Automobiles & Components)*	126,709
21,807	Homag Group AG (Capital Goods)*	527,935
8,286	Indus Holding AG (Capital Goods)	274,297
13,572	Jenoptik AG (Technology Hardware & Equipment)*	111,426
33,461	Jungheinrich AG Preference Shares (Capital Goods)	1,537,375
17,043	Leoni AG (Automobiles & Components)*	938,349
23,920	Medion AG (Retailing)	345,434
9,042	Morphosys AG (Pharmaceuticals, Biotechnology & Life Sciences)*	265,842
1,131	Pfeiffer Vacuum Technology AG (Capital Goods)	157,087
5,749	R. Stahl AG (Capital Goods)(a)	264,565
17,299	Rheinmetall AG (Capital Goods)	1,550,824
3,298	Sixt AG Preference Shares (Transportation)	133,185
2,965	Software AG (Software & Services)	561,177
15,145	Stada Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	669,617
49,828	Tognum AG (Capital Goods)	1,911,491
7,206	VTG AG (Transportation)	183,952

		20,519,595

Greece – 0.6%
68,685	Eurobank Properties Real Estate Investment Co. (REIT)	610,397
38,178	Hellenic Exchanges SA (Diversified Financials)	305,249
13,475	Hellenic Petroleum SA (Energy)	143,556
405,084	Marfin Investment Group SA (Diversified Financials)*	425,928
9,962	Motor Oil (Hellas) Corinth Refineries SA (Energy)	132,082
15,149	Mytilineos Holdings SA (Materials)*	120,621

		1,737,833

Hong Kong – 2.9%
299,000	Brightoil Petroleum Holdings Ltd. (Energy)	131,888
560,000	Chen Hsong Holdings Ltd. (Capital Goods)	315,557
3,044,000	China Ting Group Holdings Ltd. (Consumer Durables & Apparel)	435,613
270,000	China WindPower Group Ltd. (Utilities)*	28,191
60,000	City Telecom HK Ltd. (Telecommunication Services)	45,145
317,000	Dah Chong Hong Holdings Ltd. (Retailing)	362,918
387,000	Dickson Concepts International Ltd. (Retailing)	305,949
832,000	First Pacific Co. Ltd. (Diversified Financials)	783,782
616,000	Giordano International Ltd. (Retailing)	445,009
81,976	Great Eagle Holdings Ltd. (Real Estate)	291,894
549,000	G-Resources Group Ltd. (Software & Services)*	42,472
594,100	HKR International Ltd. (Real Estate)	347,048
634,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	200,260
954,000	Johnson Electric Holdings Ltd. (Capital Goods)	586,174
2,538,000	Lai Sun Development Co. Ltd. (Real Estate)*	86,843
555,000	Melco International Development Ltd. (Consumer Services)	472,075
532,000	Midland Holdings Ltd. (Real Estate)	412,021
152,000	Mongolia Energy Corp Ltd (Energy)*	35,823
360,000	Natural Beauty Bio-Technology Ltd. (Household & Personal Products)	89,024
438,000	Next Media Ltd. (Media)*	54,142
184,000	Norstar Founders Group Ltd. (Automobiles & Components)*	—
230,000	Pacific Andes International Holdings Ltd. (Food, Beverage & Tobacco)	37,686
350,000	Pacific Century Premium Developments Ltd. (Real Estate)	66,839
676,000	Pacific Textiles Holdings Ltd. (Consumer Durables & Apparel)	438,690
1,204,000	Pico Far East Holdings Ltd. (Media)	235,815
1,155,000	Prosperity Real Estate Investment Trust (REIT)	278,364
158,000	Public Financial Holdings Ltd. (Diversified Financials)	98,749
434,000	Regal Hotels International Holdings Ltd. (Consumer Services)	195,279
404,000	Shun Tak Holdings Ltd. (Capital Goods)	252,438
262,000	Singamas Container Holdings Ltd. (Capital Goods)*	120,537
28,000	SmarTone Telecommunications Holding Ltd. (Telecommunication Services)	43,384
1,211,000	SUNeVision Holdings Ltd. (Software & Services)	145,309
591,000	Sunlight Real Estate Investment Trust (REIT)	191,768

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

264,500	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	$361,704
24,000	Television Broadcasts Ltd. (Media)	141,086
24,500	The Hongkong & Shanghai Hotels Ltd. (Consumer Services)	43,218
100,000	Tian An China Investments Co. Ltd. (Real Estate)	66,846
340,000	Titan Petrochemicals Group Ltd. (Energy)*	28,054
590,000	VST Holdings Ltd. (Technology Hardware & Equipment)*	168,498
33,300	VTech Holdings Ltd. (Technology Hardware & Equipment)	380,330
162,000	Win Hanverky Holdings Ltd. (Consumer Durables & Apparel)	21,495
166,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	200,487

		8,988,404

Ireland – 0.8%
194,141	Beazley PLC (Insurance)	425,913
268,529	Fyffes PLC (Food & Staples Retailing)	163,052
90,236	Grafton Group PLC (Capital Goods)	474,468
23,495	Kingspan Group PLC (Capital Goods)	229,347
7,102	Paddy Power PLC (Consumer Services)	347,016
367,051	Total Produce PLC (Food & Staples Retailing)	228,336
197,899	United Drug PLC (Health Care Equipment & Services)	682,537

		2,550,669

Israel – 1.0%
12,231	Africa-Israel Investments Ltd. (Real Estate)*	104,828
4,446	AL-ROV (Israel) Ltd. (Real Estate)*	172,461
36,191	Alony Hetz Properties & Investments Ltd. (Real Estate)	208,719
12,974	Amot Investments Ltd. (Real Estate)	40,144
13,527	AudioCodes Ltd. (Technology Hardware & Equipment)*	83,864
1,262	B Communications Ltd. (Telecommunication Services)*	41,628
790	Clal Biotechnology Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	4,956
18,117	Clal Industries and Investments Ltd. (Capital Goods)	145,318
5,801	Clal Insurance Enterprise Holdings Ltd. (Insurance)	164,317
10,460	Delek Automotive Systems Ltd. (Retailing)	134,976
3,247	F.I.B.I. Holdings Ltd. (Banks)*	72,296
1,784	FMS Enterprises Migun Ltd. (Capital Goods)	53,093
17,853	Frutarom Industries Ltd. (Materials)	196,144
1,290	Harel Insurance Investments & Financial Services Ltd. (Insurance)	77,043
1,051	Internet Gold-Golden Lines Ltd. (Software & Services)*	29,847
3,169	J.O.E.L. Jerusalem Oil Exploration (Energy)*	69,210
5,770	Jerusalem Economy Ltd. (Real Estate)	73,321
5,084	Koor Industries Ltd. (Capital Goods)*	123,649
18,904	Matrix IT Ltd. (Software & Services)	118,006
5,267	Mellanox Technologies Ltd. (Semiconductors & Semiconductor Equipment)*	147,297
10,097	NetVision Ltd. (Software & Services)	139,025
194,014	Oil Refineries Ltd. (Energy)*	145,333
797	Ormat Industries Ltd. (Capital Goods)	5,745
6,190	Osem Investments Ltd. (Food, Beverage & Tobacco)	108,257
314	Paz Oil Co. Ltd. (Energy)	58,219
2,270	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	91,236
39,252	Shufersal Ltd. (Food & Staples Retailing)	245,410
1,420	Strauss Group Ltd. (Food, Beverage & Tobacco)	23,729
1,576	The Israel Land Development Co. Ltd. (Media)	15,629
8,556	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)*	11,671
21,006	Union Bank of Israel Ltd. (Banks)	107,589

		3,012,960

Italy – 3.3%
59,157	Autostrada Torino-Milano SpA (Transportation)	995,383
127,846	Banca Piccolo Credito Valtellinese Scarl (Banks)(a)	609,274
10,139	Banca Popolare dell’Emilia Romagna SCRL (Banks)	123,965
221,499	Banca Popolare di Milano Scarl (Banks)(a)	758,038
23,071	Banco di Desio e della Brianza SpA (Banks)	129,978
150,958	Benetton Group SpA (Consumer Durables & Apparel)	1,225,836
105,120	Beni Stabili SpA (REIT) *	119,015
39,529	Danieli & C. Officine Meccaniche SpA (Capital Goods)	1,259,259
97,314	Danieli & C. Officine Meccaniche SpA RSP (Capital Goods)	1,743,641
45,120	De’Longhi SpA (Consumer Durables & Apparel)	576,738
96,145	ERG SpA (Energy)	1,421,305
92,426	IMMSI SpA (Automobiles & Components)	120,037

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)

42,484	Indesit Co. SpA (Consumer Durables & Apparel)	$560,000
5,285	Industria Macchine Automatiche SpA (Capital Goods)	113,896
13,619	Italcementi SpA (Materials)	149,295
7,974	Societa Cattolica di Assicurazioni SCRL (Insurance)*	224,332

		10,129,992

Japan – 21.9%
58,300	Adeka Corp. (Materials)	577,541
91,600	Aichi Corp. (Capital Goods)	439,173
12,000	Aichi Machine Industry Co. Ltd. (Automobiles & Components)	42,843
22,100	Aisan Industry Co. Ltd. (Automobiles & Components)	207,915
28,800	Alpen Co. Ltd. (Retailing)	472,682
28,800	Alpine Electronics, Inc. (Consumer Durables & Apparel)	361,735
19,400	Amano Corp. (Capital Goods)	180,063
4,400	AOKI Holdings, Inc. (Retailing)	67,782
39,600	Aoyama Trading Co. Ltd. (Retailing)	652,351
20,000	Arc Land Sakamoto Co. Ltd. (Retailing)	277,272
32,900	Arcs Co. Ltd. (Food & Staples Retailing)	509,599
42,600	Arisawa Manufacturing Co. Ltd. (Technology Hardware & Equipment)	211,589
5,000	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	104,007
493,000	Atsugi Co. Ltd. (Consumer Durables & Apparel)	580,501
15,300	Autobacs Seven Co. Ltd. (Retailing)	562,328
24,400	Avex Group Holdings Inc (Media)	303,314
115,800	Belluna Co. Ltd. (Retailing)	803,914
53,000	Best Denki Co. Ltd. (Retailing)*	143,662
2,300	BML, Inc. (Health Care Equipment & Services)	65,477
17,700	C. Uyemura & Co. Ltd. (Materials)	790,964
10,200	Canon Electronics, Inc. (Technology Hardware & Equipment)	244,796
29,200	Century Tokyo Leasing Corp. (Diversified Financials)	500,998
55,000	Chugai Ro Co. Ltd. (Capital Goods)	234,958
23,500	Circle K Sunkus Co. Ltd. (Food & Staples Retailing)	362,889
43,800	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)	596,301
16,500	COMSYS Holdings Corp. (Capital Goods)	172,658
51,000	Daifuku Co. Ltd. (Capital Goods)	346,026
80,900	Daiichikosho Co. Ltd. (Media)	1,417,476
109,000	Daikyo, Inc. (Real Estate)*	175,832
98,000	Daiwa Industries Ltd. (Capital Goods)	492,681
17,000	Denki Kogyo Co. Ltd. (Technology Hardware & Equipment)	81,134
44,700	DTS Corp. (Software & Services)	423,955
22,400	EDION Corp. (Retailing)	193,304
6,500	Eizo Nanao Corp. (Technology Hardware & Equipment)	145,454
9,000	Ezaki Glico Co. Ltd. (Food, Beverage & Tobacco)	107,630
139	Fields Corp. (Consumer Durables & Apparel)	217,347
46,200	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	1,080,733
29,400	Fuji Oil Co. Ltd. (Food, Beverage & Tobacco)	408,147
20	Fukuoka REIT Corp. (REIT)	148,469
13,000	Fukuyama Transporting Co. Ltd. (Transportation)	62,825
175,000	Furukawa-Sky Aluminum Corp. (Materials)	502,070
24,700	Furuno Electric Co. Ltd. (Technology Hardware & Equipment)	141,978
17,700	Fuyo General Lease Co. Ltd. (Diversified Financials)	554,489
81	Global One Real Estate Investment Corp. (REIT)	719,969
36,100	Glory Ltd. (Capital Goods)	792,830
56,000	Gunze Ltd. (Consumer Durables & Apparel)	202,849
53,000	H2O Retailing Corp. (Retailing)	385,278
49,000	Hakuto Co. Ltd. (Technology Hardware & Equipment)	510,763
12,400	Heiwa Corp. (Consumer Durables & Apparel)	191,746
68,000	Hitachi Cable Ltd. (Capital Goods)	162,819
63,100	Hitachi Transport System Ltd. (Transportation)	876,833
4,800	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	198,246
5,400	Hokuto Corp. (Food, Beverage & Tobacco)	120,764
3,600	Hoshizaki Electric Co. Ltd. (Capital Goods)	69,983
37,300	Hosiden Corp. (Technology Hardware & Equipment)	373,804
17,900	House Foods Corp. (Food, Beverage & Tobacco)	293,015
42,000	IBJ Leasing Co. Ltd. (Diversified Financials)	1,036,550
33,700	Iida Home Max Co. Ltd. (Real Estate)	290,473
69,200	Inabata & Co. Ltd. (Capital Goods)	397,494
11,000	IT Holdings Corp. (Software & Services)	108,181
23,400	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	270,584
2,200	Japan Drilling Co. Ltd. (Energy)(a)	88,897
86	Japan Excellent, Inc. (REIT)	473,885
23,700	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	270,312

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

4,600	Kagome Co. Ltd. (Food, Beverage & Tobacco)	$80,110
76,000	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	985,963
11,000	Kanto Natural Gas Development Ltd. (Energy)	66,902
49,500	Kasumi Co. Ltd. (Food & Staples Retailing)	262,578
11,600	Kewpie Corp. (Food, Beverage & Tobacco)	138,947
17,000	Kinki Sharyo Co. Ltd. (Capital Goods)	70,141
8,500	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	160,479
26,000	Kitz Corp. (Capital Goods)	135,454
325,000	Kiyo Holdings, Inc. (Banks)	462,565
19,000	Koa Corp. (Technology Hardware & Equipment)	211,970
4,500	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	211,506
21,100	Kojima Co. Ltd. (Retailing)(a)	126,502
68,300	Komori Corp. (Capital Goods)	650,111
18,100	Kose Corp. (Household & Personal Products)	471,669
126,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	227,159
63,000	Kureha Corp. (Materials)	315,628
51,000	Kyodo Printing Co. Ltd. (Commercial & Professional Services)	104,984
88,000	Kyorin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,571,156
26,800	Kyowa Exeo Corp. (Capital Goods)	281,971
31,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	98,428
63,000	Maruzen Showa Unyu Co. Ltd. (Transportation)	200,271
6,600	Matsuya Foods Co. Ltd. (Consumer Services)	121,820
3,000	Melco Holdings, Inc. (Technology Hardware & Equipment)	96,049
133	MID REIT, Inc. (REIT)	414,117
26,900	Ministop Co. Ltd. (Food & Staples Retailing)	435,706
135,000	Mitsubishi Kakoki Kaisha Ltd. (Capital Goods)	322,048
20,600	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	367,172
224,000	Mitsubishi Steel Manufacturing Co. Ltd. (Materials)	755,873
147,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	734,337
28,000	Mochida Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	311,414
31,000	Morinaga & Co. Ltd. (Food, Beverage & Tobacco)	69,791
8,540	Nafco Co. Ltd. (Retailing)	147,560
17,000	Nagase & Co. Ltd. (Capital Goods)	215,357
600	Nakanishi, Inc. (Health Care Equipment & Services)	62,950
102,000	Nakayama Steel Works Ltd. (Materials)*	141,624
112,600	Namura Shipbuilding Co. Ltd. (Capital Goods)	571,504
22,100	NEC Fielding Ltd. (Software & Services)	247,255
50	Net One Systems Co. Ltd. (Software & Services)	90,537
14,500	Nichiha Corp. (Capital Goods)	125,626
37,000	Nichirei Corp. (Food, Beverage & Tobacco)	162,566
20,900	Nihon Kohden Corp. (Health Care Equipment & Services)	443,860
18,000	Nippo Corp. (Capital Goods)	144,895
201,000	Nippon Beet Sugar Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	451,409
44,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	218,191
40,000	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	429,479
61,000	Nippon Light Metal Co. Ltd. (Materials)	124,635
21,000	Nippon Seiki Co. Ltd. (Automobiles & Components)	243,487
3,000	Nippon Shinyaku Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	39,130
70,800	Nippon Signal Co. Ltd. (Capital Goods)	553,144
149,000	Nippon Soda Co. Ltd. (Materials)	654,216
82,000	Nippon Valqua Industries Ltd. (Materials)	239,184
26,700	Nipro Corp. (Health Care Equipment & Services)	544,523
145,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	221,102
50,000	Nissan Shatai Co. Ltd. (Automobiles & Components)	374,628
27,000	Nissin Corp. (Transportation)	70,029
16,700	Nitto Kogyo Corp. (Capital Goods)	172,715
16,700	Noevir Holdings Co. Ltd. (Household & Personal Products)*	184,469
100,000	NOF Corp. (Materials)	438,983
4,700	Noritz Corp. (Capital Goods)	81,933
14,000	Oiles Corp. (Capital Goods)	270,070
20,000	Okuwa Co. Ltd. (Food & Staples Retailing)	206,154
134	Orix JREIT, Inc. (REIT)	731,522
13,500	Osaka Steel Co. Ltd. (Materials)	243,582
92,000	Pacific Metals Co. Ltd. (Materials)	697,016

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

2,600	Paramount Bed Co. Ltd. (Health Care Equipment & Services)	$70,501
15,800	Parco Co. Ltd. (Retailing)	134,900
11,300	Resorttrust, Inc. (Consumer Services)	137,886
19,800	Ricoh Leasing Co. Ltd. (Diversified Financials)	443,709
26,600	Riso Kagaku Corp. (Technology Hardware & Equipment)	500,700
6,000	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	61,013
91,000	Ryobi Ltd. (Capital Goods)	352,597
6,100	Saizeriya Co. Ltd. (Consumer Services)	104,017
99,000	Sakai Chemical Industry Co. Ltd. (Materials)	517,911
120,000	San-Ai Oil Co. Ltd. (Energy)	647,974
77,000	Sanden Corp. (Automobiles & Components)	364,580
6,100	Sangetsu Co. Ltd. (Consumer Durables & Apparel)	140,310
110,000	Sanken Electric Co. Ltd. (Semiconductors & Semiconductor Equipment)	589,413
54,000	Sankyu, Inc. (Transportation)	248,165
8,200	Sanoh Industrial Co. Ltd. (Automobiles & Components)	63,775
36,300	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	303,396
10,000	Sanyo Chemical Industries Ltd. (Materials)	81,715
98,000	Sasebo Heavy Industries Co. Ltd. (Capital Goods)	187,544
90,000	Seika Corp. (Capital Goods)	248,517
5,900	Seikagaku Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	68,407
49,000	Seino Holdings Corp. (Transportation)	368,089
14,900	Seiren Co. Ltd. (Consumer Durables & Apparel)	100,150
22,000	Sekisui Jushi Corp. (Capital Goods)	228,758
31,000	Sekisui Plastics Co. Ltd. (Materials)	113,657
40,000	Senko Co. Ltd. (Transportation)	118,940
92,000	Shikibo Ltd. (Consumer Durables & Apparel)	107,519
13,000	Shimachu Co. Ltd. (Retailing)	303,479
51,500	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	437,714
81,000	Shinmaywa Industries Ltd. (Capital Goods)	345,674
80,000	Shinsho Corp. (Capital Goods)	209,848
22,000	Shizuoka Gas Co. Ltd. (Utilities)	129,928
35,700	Sintokogio Ltd. (Capital Goods)	357,203
2,943	SKY Perfect JSAT Holdings, Inc. (Media)	1,176,078
33	So-net Entertainment Corp. (Software & Services)	124,242
194	SRI Sports Ltd. (Consumer Durables & Apparel)	211,333
32,600	Star Micronics Co. Ltd. (Technology Hardware & Equipment)	368,058
115,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	312,682
1,730	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	70,406
40,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	235,991
31,400	Tachi-S Co. Ltd. Class S (Automobiles & Components)	527,997
64,000	Taihei Kogyo Co. Ltd. (Capital Goods)	290,798
11,000	Takasago International Corp. (Materials)	57,222
37,000	Takiron Co. Ltd. (Materials)	144,746
88,000	The Bank of Nagoya Ltd. (Banks)	279,419
18,400	The Bank of Okinawa Ltd. (Banks)	738,135
11,800	The Chiba Kogyo Bank Ltd. (Banks)*	63,886
122,000	The Keiyo Bank Ltd. (Banks)	600,181
12,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	76,143
53,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	244,071
190,000	The Toho Bank Ltd. (Banks)	468,086
16,900	The Tokyo Tomin Bank Ltd. (Banks)	225,958
2,500	The Yachiyo Bank Ltd. (Banks)	76,315
9,900	TKC Corp. (Software & Services)	211,217
188,000	Toa Corp. (Capital Goods)	338,403
114,000	Toagosei Co. Ltd. (Materials)	617,395
9,600	Tocalo Co. Ltd. (Capital Goods)	180,880
28,000	Toho Zinc Co. Ltd. (Materials)	152,733
12,100	Tokai Rika Co. Ltd. (Automobiles & Components)	212,024
6,000	Tokai Rubber Industries Ltd. (Automobiles & Components)	73,045
122,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	365,656
21,400	Tokyo Ohka Kogyo Co. Ltd. (Materials)	452,565
7,300	Tokyu Livable, Inc. (Real Estate)	61,969
155	Tokyu REIT, Inc. (REIT)	1,077,355
40,300	Toppan Forms Co. Ltd. (Commercial & Professional Services)	322,483
46,700	Topre Corp. (Automobiles & Components)	384,942
35,300	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	724,614
203,000	Toshiba TEC Corp. (Technology Hardware & Equipment)	937,697
62,000	Toyo Ink SC Holdings Co. Ltd. (Materials)	314,006
57,000	Toyo Tire & Rubber Co. Ltd. (Automobiles & Components)	139,379

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

63,000	Tsubakimoto Chain Co. (Capital Goods)	$335,197
15,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	137,639
135	TV Asahi Corp. (Media)	207,430
3,800	Unihair Co. Ltd. (Household & Personal Products)*	36,632
28,800	Unipres Corp. (Automobiles & Components)	617,093
471	United Urban Investment Corp. (REIT)	597,717
24,030	Usen Corp. (Media)*	16,785
10,800	Yamatake Corp. (Technology Hardware & Equipment)	276,732
33,000	Yodogawa Steel Works Ltd. (Materials)	139,264
38,500	Yonekyu Corp. (Food, Beverage & Tobacco)	296,037
13,200	Yorozu Corp. (Automobiles & Components)(a)	267,525

		67,682,443

Liechtenstein – 0.1%
3,144	Liechtenstein Landesbank AG (Banks)(a)	276,378

Netherlands – 2.2%
15,228	Accell Group NV (Consumer Durables & Apparel)*	906,511
8,051	Arcadis NV (Capital Goods)	207,777
25,914	Beter Bed Holding NV (Retailing)	820,883
9,237	BinckBank NV (Diversified Financials)	167,031
53,959	Koninklijke BAM Groep NV (Capital Goods)	430,811
6,279	Koninklijke Ten Cate NV (Consumer Durables & Apparel)	290,618
43,886	Mediq NV (Health Care Equipment & Services)	945,904
14,967	Nutreco NV (Food, Beverage & Tobacco)	1,164,802
38,837	TomTom NV (Consumer Durables & Apparel)*(a)	351,272
30,920	VastNed Offices/Industrial NV (REIT)	617,407
13,185	Vastned Retail NV (REIT)	1,010,338

		6,913,354

New Zealand – 0.4%
276,957	Air New Zealand Ltd. (Transportation)	249,427
219,503	Goodman Property Trust (REIT)	161,846
12,173	Mainfreight Ltd. (Transportation)	91,540
256,644	New Zealand Oil & Gas Ltd. (Energy)	201,880
223,823	Nuplex Industries Ltd. (Materials)	592,586

		1,297,279

Norway – 1.4%
16,062	Aker ASA Class A (Energy)(a)	490,167
21,658	Cermaq ASA (Food, Beverage & Tobacco)*	446,127
11,964	Fred Olsen Energy ASA (Energy)	551,085
25,329	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	822,833
762,961	Marine Harvest ASA (Food, Beverage & Tobacco)	1,007,981
34,300	TGS Nopec Geophysical Co. ASA (Energy)	903,088
15,745	Veidekke ASA (Capital Goods)	159,053

		4,380,334

Portugal – 0.5%
284,984	Banco BPI SA (Registered) (Banks)*	512,265
296,012	Mota-Engil SGPS SA (Capital Goods)*	785,703
285,838	Sonae (Capital Goods)	343,203

		1,641,171

Singapore – 2.3%
363,000	Allgreen Properties Ltd. (Real Estate)	350,403
34,000	Ascott Residence Trust (REIT)	33,065
90,000	Banyan Tree Holdings Ltd. (Consumer Services)*	69,482
65,000	Biosensors International Group Ltd. (Health Care Equipment & Services)*	71,747
528,000	CapitaCommercial Trust (REIT)	621,981
53,000	CH Offshore Ltd. (Energy)	19,291
42,000	Chemoil Energy Ltd. (Energy)*	14,945
242,000	China Aviation Oil Singapore Corp. Ltd. (Energy)	267,389
193,000	China XLX Fertiliser Ltd. (Materials)	68,018
359,000	CWT Ltd. (Transportation)	382,158
27,000	First Resources Ltd. (Food, Beverage & Tobacco)	30,504
1,364,400	Fortune Real Estate Investment Trust (REIT)	679,715
320,800	Frasers Commercial Trust (REIT)	209,773
392,000	Hi-P International Ltd. (Capital Goods)	390,872
156,000	Ho Bee Investment Ltd. (Real Estate)	189,072
54,000	Hong Leong Asia Ltd. (Capital Goods)	118,878
19,000	Hotel Properties Ltd. (Consumer Services)	37,293
138,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)*	235,197
149,000	Jaya Holdings Ltd. (Capital Goods)*	71,391
120,000	KS Energy Services Ltd. (Capital Goods)*	97,236
375,000	Lippo-Mapletree Indonesia Retail Trust (REIT)	171,614
328,160	Mapletree Logistics Trust (REIT)	242,777
540,000	Metro Holdings Ltd. (Retailing)	384,010

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

36,000	Parkway Life Real Estate Investment Trust (REIT)	$50,917
85,000	SATS Ltd. (Transportation)	179,386
53,000	Singapore Post Ltd. (Transportation)	50,227
97,000	Stamford Land Corp. Ltd. (Consumer Services)	49,165
167,000	Starhill Global REIT (REIT)	86,683
124,000	Straits Asia Resources Ltd. (Energy)	299,956
188,000	Suntec Real Estate Investment Trust (REIT)	233,703
19,000	Super Group Ltd. (Food, Beverage & Tobacco)	21,460
645,000	Swiber Holdings Ltd. (Energy)*	419,712
196,600	UOB-Kay Hian Holdings Ltd. (Diversified Financials)	302,197
77,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	607,529
12,000	Wheelock Properties Singapore Ltd. (Real Estate)*	18,254
45,000	Yanlord Land Group Ltd. (Real Estate)	53,379

		7,129,379

South Africa – 0.6%
357,963	Aquarius Platinum Ltd. (Materials)	1,944,410

Spain – 1.7%
42,790	Antena 3 de Television SA (Media)(a)	396,640
11,809	Baron de Ley SA (Food, Beverage & Tobacco)*	847,259
36,040	Corp. Financiera Alba SA (Diversified Financials)	2,221,320
28,867	Duro Felguera SA (Capital Goods)	245,300
15,743	Ebro Foods SA (Food, Beverage & Tobacco)	388,428
27,729	Gamesa Corp. Tecnologica SA (Capital Goods)*	260,555
35,897	NH Hoteles SA (Consumer Services)*	302,988
5,312	Obrascon Huarte Lain SA (Capital Goods)	217,615
52,418	Promotora de Informaciones SA Class A (Media)*(a)	148,277
12,502	Vueling Airlines SA (Transportation)*	175,873

		5,204,255

Sweden – 4.1%
44,906	Betsson AB (Consumer Services)*	1,011,627
13,755	Castellum AB (Real Estate)	213,232
8,200	D. Carnegie & Co. AB (Diversified Financials)*	—
80,115	East Capital Explorer AB (Diversified Financials)(a)	1,064,090
86,760	Fabege AB (Real Estate)	996,239
6,820	Haldex AB (Capital Goods)*	120,267
35,347	Hexpol AB (Capital Goods)(a)	915,455
55,357	Industrial & Financial Systems AB Class B (Software & Services)	1,136,007
65,974	Klovern AB (Real Estate)	358,124
185,460	Kungsleden AB (Real Estate)(a)	1,956,701
9,964	Loomis AB Class B (Commercial & Professional Services)*	158,304
31,928	NCC AB Class B (Capital Goods)	853,806
52,789	Oresund Investment AB (Diversified Financials)	965,367
87,253	Saab AB Class B (Capital Goods)(a)	1,971,016
15,543	Wallenstam AB Class B (Real Estate)(a)	506,666
16,742	Wihlborgs Fastigheter AB (Real Estate)(a)	504,195

		12,731,096

Switzerland – 5.3%
4,602	Advanced Digital Broadcast Holdings SA (Registered) (Consumer Durables & Apparel)	132,740
2,029	Bobst Group AG (Registered) (Capital Goods)*	98,350
1,320	Burckhardt Compression Holding AG (Capital Goods)	424,350
39,156	Clariant AG (Registered) (Materials)*	812,876
7,521	Coltene Holding AG (Registered) (Health Care Equipment & Services)*	461,837
5,792	Compagnie Financiere Tradition SA (Diversified Financials)	809,541
14,221	Ferrexpo PLC (Materials)	119,167
1,565	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	1,280,644
696	Georg Fischer AG (Registered) (Capital Goods)*	455,078
815	Gurit Holding AG (Materials)*	635,881
5,624	Helvetia Holding AG (Registered) (Insurance)*	2,640,544
5,385	Inficon Holding AG (Registered) (Technology Hardware & Equipment)	1,269,978
195,223	Informa PLC (Media)	1,362,172
10,035	Kardex AG (Registered) (Capital Goods)*	292,349
102,597	Petroplus Holdings AG (Energy)*	1,537,652
2,608	PSP Swiss Property AG (Registered) (Real Estate)*	237,420
4,972	Schweizerische National-Versicherungs-Gesellschaft (Registered) Class V (Insurance)	213,797
4,116	Sulzer AG (Registered) (Capital Goods)	743,556
291,912	Swisslog Holding AG (Registered) (Capital Goods)*	296,974
17,478	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,454,816

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

1,049	Valora Holding AG (Registered) (Retailing)	$358,358
272	Zehnder Group AG (Capital Goods)	858,451

		16,496,531

United Kingdom – 19.4%
95,802	Afren PLC (Energy)*	256,611
153,188	Amlin PLC (Insurance)	1,071,467
76,818	Anglo Pacific Group PLC (Energy)	406,752
57,132	Ashmore Group PLC (Diversified Financials)	356,968
31,049	Ashtead Group PLC (Capital Goods)	105,122
8,390	ASOS PLC (Retailing)*	324,667
697,624	Barratt Developments PLC (Consumer Durables & Apparel)*	1,305,271
20,548	Bellway PLC (Consumer Durables & Apparel)	243,291
184,072	Berendsen PLC (Commercial & Professional Services)	1,600,519
109,421	Big Yellow Group PLC (REIT)	608,123
349,411	Bodycote PLC (Capital Goods)	2,276,462
46,672	Bovis Homes Group PLC (Consumer Durables & Apparel)	344,032
75,611	Cape PLC (Commercial & Professional Services)	709,433
23,366	Capital & Counties Properties PLC (Real Estate)	65,647
62,208	Collins Stewart PLC (Diversified Financials)	88,063
159,098	Computacenter PLC (Software & Services)	1,225,902
35,767	Cookson Group PLC (Capital Goods)*	429,101
153,073	Dairy Crest Group PLC (Food, Beverage & Tobacco)	1,027,646
19,753	Dechra Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	158,373
19,288	Derwent London PLC (REIT)	578,659
17,377	Development Securities PLC (Real Estate)	63,131
258,700	Devro PLC (Food, Beverage & Tobacco)	1,236,726
243,046	Diploma PLC (Technology Hardware & Equipment)	1,493,977
478,355	Domino’s Pizza UK & IRL PLC (Consumer Services)	3,701,366
489,836	Drax Group PLC (Utilities)	3,607,751
588,840	DS Smith PLC (Materials)	2,134,356
16,961	Dunelm Group PLC (Retailing)	129,302
643,975	Elementis PLC (Materials)	1,776,420
51,543	EnQuest PLC (Energy)*	120,353
787,926	F&C Asset Management PLC (Diversified Financials)	1,046,967
65,087	Fenner PLC (Capital Goods)	423,573
353,452	Filtrona PLC (Materials)	2,033,561
192,310	GKN PLC (Automobiles & Components)	717,604
41,357	Great Portland Estates PLC (REIT)	291,386
13,371	Halfords Group PLC (Retailing)	88,364
145,646	Hamworthy PLC (Capital Goods)	1,382,557
29,697	Hargreaves Lansdown PLC (Diversified Financials)	319,948
144,007	Hays PLC (Commercial & Professional Services)	286,843
64,437	Healthcare Locums PLC (Health Care Equipment & Services)	121,086
13,454	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	176,804
46,351	Howden Joinery Group PLC (Retailing)*	85,739
114,899	Hunting PLC (Energy)	1,555,504
57,486	IMI PLC (Capital Goods)	1,052,044
127,917	Intermediate Capital Group PLC (Diversified Financials)	707,415
162,122	International Personal Finance PLC (Diversified Financials)	998,763
193,387	Interserve PLC (Capital Goods)	907,697
19,396	JKX Oil & Gas PLC (Energy)	99,521
146,662	John Wood Group PLC (Energy)	1,701,761
598,135	Johnston Press PLC (Media)*	79,928
244,192	Laird PLC (Technology Hardware & Equipment)	573,488
390,086	Logica PLC (Software & Services)	881,048
61,315	Mecom Group PLC (Media)*	319,309
209,725	Melrose PLC (Capital Goods)	1,242,721
35,419	Melrose Resources PLC (Energy)	165,358
183,445	Mondi PLC (Materials)	1,823,252
143,650	Morgan Crucible Co. PLC (Capital Goods)	746,533
52,617	Mothercare PLC (Retailing)	369,045
48,747	Persimmon PLC (Consumer Durables & Apparel)	394,340
158,883	Premier Foods PLC (Food, Beverage & Tobacco)*	85,426
302,292	PV Crystalox Solar PLC (Semiconductors & Semiconductor Equipment)	272,664
862,096	QinetiQ Group PLC (Capital Goods)*	1,745,599
37,526	Rightmove PLC (Media)	665,360
76,567	Robert Wiseman Dairies PLC (Food, Beverage & Tobacco)	402,865
48,517	Salamander Energy PLC (Energy)*	244,900
510,949	Senior PLC (Capital Goods)	1,305,503
73,452	Spectris PLC (Technology Hardware & Equipment)	1,820,188
14,658	Sthree PLC (Commercial & Professional Services)	107,414
27,102	SuperGroup PLC (Retailing)*	717,979
367,061	Taylor Wimpey PLC (Consumer Durables & Apparel)*	239,868

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

216,557	The Paragon Group of Companies PLC (Banks)	$626,219
568,243	TT electronics PLC (Technology Hardware & Equipment)	1,694,259
37,644	Tullett Prebon PLC (Diversified Financials)	265,290
26,343	Valiant Petroleum PLC (Energy)*	235,536
9,505	WH Smith PLC (Retailing)	74,869
237,769	William Hill PLC (Consumer Services)	888,886
150,208	Workspace Group PLC (REIT)	72,761
93,952	WSP Group PLC (Commercial & Professional Services)	563,389

		60,066,625

TOTAL COMMON STOCKS
(Cost $225,733,600)		$299,040,610

Investment Company – 0.1%
Australia – 0.1%
242,823	Challenger Infrastructure Fund Class A	$295,834
(Cost $291,706)

		Expiration
Units	Description	Month	Value

Rights* – 0.1%
Australia – 0.1%
63,652	Dart Energy Ltd. (Energy)	05/11	$498
293,403	Nexus Energy Ltd. (Energy)	05/11	10,035

			$10,533

Israel – 0.0%
12,974	Amot Investments Ltd. (Real Estate)	05/11	—

TOTAL RIGHTS
(Cost $0)			$10,533

Warrant* – 0.0%
France – 0.0%
13,992	Mersen SA (Capital Goods)	11/12	—
(Cost $0)

Shares	Rate	Value

Short-term Investment(b) – 1.9%

JPMorgan U.S. Government Money Market Fund – Capital Shares
6,023,262	0.010%	$6,023,262
(Cost $6,023,262)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $232,048,568)		$305,370,239

Securities Lending Reinvestment Vehicle(b)(c) – 5.8%
Goldman Sachs Financial Square Money Market Fund – FST Shares
18,024,842	0.110%	$18,024,842
(Cost $18,024,842)

TOTAL INVESTMENTS – 104.5%
(Cost $250,073,410)		$323,395,081

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.5)%		(13,786,962)

NET ASSETS – 100.0%		$309,608,119

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2011.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
IRL	—	Ireland
REIT	—	Real Estate Investment Trust
UK	—	United Kingdom
RSP	—	Risparmio Shares

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	80	June 2011	$3,491,959	$164,182
FTSE 100 Index	13	June 2011	1,310,039	71,105
MSCI Singapore Index	3	May 2011	181,659	(525)
SPI 200 Index	4	June 2011	527,005	22,635
TSE TOPIX Index	14	June 2011	1,473,094	(83,696)

TOTAL				$173,701

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2011 (Unaudited)

	Structured	Structured	Structured
	Emerging Markets	International	International
	Equity Fund	Equity Fund	Small Cap Fund
Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $279,059,520, $2,002,037,312 and $232,048,568, respectively)(a)	$359,354,018	$2,332,767,629	$305,370,239
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $2,069,825, $297,623,002 and $18,024,842, respectively)	2,069,825	297,623,002	18,024,842
Cash	—	599	—
Foreign currencies, at value (identified cost $532,233, $47,809,389 and $2,768,090, respectively)(b)	541,397	48,655,005	3,282,532
Receivables:
Investment securities sold, at value	1,709,676	9,746,937	2,140,183
Dividends, at value	568,563	10,478,466	1,492,338
Fund shares sold	155,957	1,242,085	130,614
Foreign tax reclaims, at value	21,435	802,724	111,455
Securities lending income	956	810,417	51,150
Due from custodian	—	—	247,299
Reimbursement from investment adviser	—	214,545	54,323
Other assets	1,917	321,951	3,261

Total assets	364,423,744	2,702,663,360	330,908,236

Liabilities:

Due to custodian	1,711,065	—	94,360
Payables:
Payable upon return of securities loaned	2,069,825	297,623,002	18,024,842
Amounts owed to affiliates	348,047	1,750,494	231,856
Fund shares redeemed	210,137	3,359,678	188,108
Foreign capital gains taxes, at value	17,468	—	—
Investment securities purchased, at value	10,390	15,182,762	2,566,938
Due to broker — variation margin, at value	—	12,185	73,255
Accrued expenses	209,031	282,969	120,758

Total liabilities	4,575,963	318,211,090	21,300,117

Net Assets:

Paid-in capital	309,780,838	3,365,983,069	268,497,085
Accumulated undistributed (distributions in excess of) net investment income	(472,714)	10,664,914	(1,586,635)
Accumulated net realized loss from investment, futures and foreign currency related transactions	(29,755,049)	(1,325,400,422)	(30,894,944)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	80,294,706	333,204,709	73,592,613

NET ASSETS	$359,847,781	$2,384,452,270	$309,608,119

Net Assets:
Class A	$39,262,983	$548,194,120	$42,143,060
Class B	—	6,179,627	—
Class C	480,157	4,997,702	729,264
Institutional	320,103,350	1,802,183,201	266,650,699
Service	—	22,801,408	—
Class IR	1,291	8,447	85,096
Class R	—	87,765	—

Total Net Assets	$359,847,781	$2,384,452,270	$309,608,119

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,027,166	48,906,527	4,442,031
Class B	—	557,568	—
Class C	49,553	450,917	77,884
Institutional	32,738,688	156,748,999	28,096,692
Service	—	2,020,797	—
Class IR	132	759	8,978
Class R	—	7,898	—

Net asset value, offering and redemption price per share:(c)
Class A	$9.75	$11.21	$9.49
Class B	—	11.08	—
Class C	9.69	11.08	9.36
Institutional	9.78	11.50	9.49
Service	—	11.28	—
Class IR	9.78	11.13	9.48
Class R	—	11.11	—

(a)	Includes loaned securities having a market value of $2,022,439, $284,922,420 and $17,196,657 for the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(b)	Amounts include cash on deposit with counterparty of $477,491 for the Structured International Small Cap Fund relating to initial margin requirements on future transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds is $10.32, $11.86 and $10.04, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2011 (Unaudited)

	Structured	Structured	Structured
	Emerging Markets	International	International
	Equity Fund	Equity Fund	Small Cap Fund

Investment income:

Dividends (net of foreign taxes withheld of $112,698, $2,448,136 and $270,187, respectively)	$2,223,368	$29,956,498	$3,631,130
Securities lending income — affiliated issuer	5,447	1,331,959	194,889
Interest	—	22,982	2,747

Total investment income	2,228,815	31,311,439	3,828,766

Expenses:

Management fees	1,895,122	8,716,115	1,209,138
Custody and accounting fees	349,982	347,272	93,797
Transfer Agent fees(a)	112,082	820,420	85,159
Distribution and Service fees(a)	64,245	685,556	48,590
Professional fees	52,173	80,130	94,159
Registration fees	40,176	79,194	39,645
Trustee fees	8,450	11,904	8,398
Printing and mailing costs	11,532	100,203	28,210
Service share fees — Service Plan	—	28,226	—
Service share fees — Shareholder Administration Plan	—	28,226	—
Other	7,370	28,104	7,020

Total expenses	2,541,132	10,925,350	1,614,116

Less — expense reductions	(443,173)	(603,394)	(249,697)

Net expenses	2,097,959	10,321,956	1,364,419

NET INVESTMENT INCOME	130,856	20,989,483	2,464,347

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	38,532,348	125,743,547	22,494,557
Securities lending reinvestment vehicle transactions — affiliated issuer	(1,654)	11,226	25,078
Futures transactions	—	2,461,404	188,295
Foreign currency related transactions	(337,956)	1,380,863	108,168
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of a decrease on the foreign capital gains tax liability of $1,183,681, $0 and $0, respectively)	(793,446)	104,897,970	25,192,752
Securities lending reinvestment vehicle — affiliated issuer	—	(18,474)	(29,362)
Futures	—	1,129,447	131,730
Translation of asset and liabilities denominated in foreign currencies	(9,739)	976,289	43,174

Net realized and unrealized gain from investment, futures and foreign currency related transactions	37,389,553	236,582,272	48,154,392

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,520,409	$257,571,755	$50,618,739

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured Emerging Markets Equity	$59,198	$—	$5,047	$—	$44,991	$—	$959	$66,131	$—	$1	$—
Structured International Equity	629,737	30,993	24,447	379	478,604	5,889	4,645	326,615	4,516	7	144
Structured International Small Cap	46,541	—	2,049	—	35,371	—	389	49,366	—	33	—

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Emerging Markets Equity Fund
	For the
	Six Months Ended	For the Fiscal
	April 30, 2011	Year Ended
	(Unaudited)	October 31, 2010

From operations:

Net investment income	$130,856	$5,538,188
Net realized gain from investment, futures and foreign currency related transactions	38,192,738	43,819,187
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(803,185)	33,971,194

Net increase in net assets resulting from operations	37,520,409	83,328,569

Distributions to shareholders:

From net investment income
Class A Shares	(421,339)	(16,351)
Class B Shares	—	—
Class C Shares	(946)	(13,065)
Institutional Shares	(4,706,466)	(5,399,183)
Service Shares	—	—
Class IR Shares(a)	(15)	—
Class R Shares	—	—

Total distributions to shareholders	(5,128,766)	(5,428,599)

From capital transactions:

Proceeds from sales of shares	16,476,168	249,504,907
Reinvestment of distributions	5,113,905	5,421,448
Cost of shares redeemed	(111,500,273)	(231,539,943	)(b)

Net increase (decrease) in net assets resulting from share transactions	(89,910,200)	23,386,412

TOTAL INCREASE (DECREASE)	(57,518,557)	101,286,382

Net assets:

Beginning of period	417,366,338	316,079,956

End of period	$359,847,781	$417,366,338

Accumulated undistributed (distributions in excess of) net investment income	$(472,714)	$4,525,196

(a)	Commenced operations on August 31, 2010 for Structured Emerging Markets Equity and Structured International Small Cap Funds.
(b)	Net of $1,418, $33,691 and $406 of redemption fees remitted to the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Structured International Equity Fund			Structured International Small Cap Fund
For the			For the
Six Months Ended	For the Fiscal		Six Months Ended	For the Fiscal
April 30, 2011	Year Ended		April 30, 2011	Year Ended
(Unaudited)	October 31, 2010		(Unaudited)	October 31, 2010

$20,989,483	$47,361,490		$2,464,347	$5,392,436
129,597,040	129,937,192		22,816,098	15,285,836
106,985,232	14,443,663		25,338,294	25,047,053

257,571,755	191,742,345		50,618,739	45,725,325

(10,415,892)	(14,388,772)		(979,815)	(821,629)
(80,045)	(115,271)		—	—
(62,677)	(81,955)		(4,949)	(974)
(41,363,992)	(43,806,526)		(7,713,278)	(5,170,331)
(426,025)	(656,238)		—	—
(174)	(171)		(38)	—
(4,837)	(3,438)		—	—

(52,353,642)	(59,052,371)		(8,698,080)	(5,992,934)

342,277,644	811,833,070		18,202,103	52,942,647
49,349,848	54,890,842		8,679,577	5,880,185
(596,905,782)	(1,084,743,743	)(b)	(29,827,102)	(72,049,383	)(b)

(205,278,290)	(218,019,831)		(2,945,422)	(13,226,551)

(60,177)	(85,329,857)		38,975,237	26,505,840

2,384,512,447	2,469,842,304		270,632,882	244,127,042

$2,384,452,270	$2,384,512,447		$309,608,119	$270,632,882

$10,664,914	$42,029,073		$(1,586,635)	$4,647,098

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$8.91	$(0.01)		$0.92	$0.91	$(0.07)	$—	$(0.07)
2011 - C	8.82	(0.05)		0.93	0.88	(0.01)	—	(0.01)
2011 - Institutional	8.96	0.01		0.93	0.94	(0.12)	—	(0.12)
2011 - IR	8.98	—	(c)	0.92	0.92	(0.12)	—	(0.12)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	7.14	0.08		1.76	1.84	(0.07)	—	(0.07)
2010 - C	7.11	—	(c)	1.77	1.77	(0.06)	—	(0.06)
2010 - Institutional	7.17	0.10		1.79	1.89	(0.10)	—	(0.10)
2010 - IR (Commenced August 31, 2010)	7.67	0.01		1.30	1.31	—	—	—

2009 - A	4.45	0.12	(e)	2.61	2.73	(0.04)	—	(0.04)
2009 - C	4.41	0.07	(e)	2.64	2.71	(0.01)	—	(0.01)
2009 - Institutional	4.47	0.13	(e)	2.62	2.75	(0.05)	—	(0.05)

2008 - A	11.04	0.15	(f)	(6.64)	(6.49)	(0.05)	(0.05)	(0.10)
2008 - C	11.03	0.10	(f)	(6.63)	(6.53)	(0.04)	(0.05)	(0.09)
2008 - Institutional	11.04	0.18	(f)	(6.65)	(6.47)	(0.05)	(0.05)	(0.10)

FOR THE PERIOD ENDED OCTOBER 31,
2007 - A (Commenced October 5, 2007)	10.00	0.01		1.03	1.04	—	—	—
2007 - C (Commenced October 5, 2007)	10.00	—	(c)	1.03	1.03	—	—	—
2007 - Institutional (Commenced October 5, 2007)	10.00	—	(c)	1.04	1.04	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.34% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.26% of average net assets.

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.75	10.32%	$39,263	1.45	%(d)	1.68	%(d)	(0.27	)%(d)	68%
9.69	9.94	480	2.20	(d)	2.43	(d)	(1.07	)(d)	68
9.78	10.58	320,103	1.05	(d)	1.28	(d)	0.12	(d)	68
9.78	10.29	1	1.20	(d)	1.43	(d)	0.05	(d)	68

8.91	25.91	52,030	1.45		1.70		0.99		214
8.82	25.07	1,282	2.20		2.45		0.04		214
8.96	26.56	364,053	1.05		1.30		1.25		214
8.98	17.08	1	1.20	(d)	1.45	(d)	0.51	(d)	214

7.14	61.83	2,694	1.45		1.76		2.04	(e)	182
7.11	61.28	1,426	2.20		2.51		1.13	(e)	182
7.17	62.25	311,960	1.05		1.36		2.38	(e)	182

4.45	(59.22)	345	1.45		1.89		1.92	(f)	190
4.41	(59.48)	43	2.20		2.64		1.24	(f)	190
4.47	(59.01)	156,248	1.05		1.49		2.28	(f)	190

11.04	10.40	157	1.45	(d)	2.79	(d)	0.77	(d)	16
11.03	10.30	11	2.20	(d)	3.54	(d)	(0.60	)(d)	16
11.04	10.40	97,302	1.05	(d)	2.39	(d)	0.58	(d)	16

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
	Net asset	investment operations			shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$10.21	$0.08	$1.13	$1.21	$(0.21)	$—	$(0.21)
2011 - B	10.06	0.04	1.11	1.15	(0.13)	—	(0.13)
2011 - C	10.06	0.04	1.11	1.15	(0.13)	—	(0.13)
2011 - Institutional	10.49	0.11	1.15	1.26	(0.25)	—	(0.25)
2011 - Service	10.27	0.08	1.12	1.20	(0.19)	—	(0.19)
2011 - IR	10.15	0.10	1.11	1.21	(0.23)	—	(0.23)
2011 - R	10.12	0.05	1.14	1.19	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	9.61	0.18	0.63	0.81	(0.21)	—	(0.21)
2010 - B	9.47	0.11	0.62	0.73	(0.14)	—	(0.14)
2010 - C	9.47	0.10	0.63	0.73	(0.14)	—	(0.14)
2010 - Institutional	9.86	0.22	0.66	0.88	(0.25)	—	(0.25)
2010 - Service	9.67	0.16	0.65	0.81	(0.21)	—	(0.21)
2010 - IR	9.56	0.20	0.63	0.83	(0.24)	—	(0.24)
2010 - R	9.55	0.15	0.63	0.78	(0.21)	—	(0.21)

2009 - A	8.06	0.17	1.77	1.94	(0.39)	—	(0.39)
2009 - B	7.91	0.12	1.73	1.85	(0.29)	—	(0.29)
2009 - C	7.90	0.12	1.74	1.86	(0.29)	—	(0.29)
2009 - Institutional	8.29	0.21	1.81	2.02	(0.45)	—	(0.45)
2009 - Service	8.08	0.16	1.79	1.95	(0.36)	—	(0.36)
2009 - IR	8.04	0.20	1.75	1.95	(0.43)	—	(0.43)
2009 - R	8.01	0.08	1.84	1.92	(0.38)	—	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.79	0.03	(3.76)	(3.73)	—	—	—
2008 - B	11.58	0.02	(3.69)	(3.67)	—	—	—
2008 - C	11.56	0.02	(3.68)	(3.66)	—	—	—
2008 - Institutional	12.11	0.04	(3.86)	(3.82)	—	—	—
2008 - Service	11.81	0.03	(3.76)	(3.73)	—	—	—
2008 - IR	11.75	0.03	(3.74)	(3.71)	—	—	—
2008 - R	11.72	0.03	(3.74)	(3.71)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	15.90	0.52	(2.77)	(2.25)	(0.48)	(1.38)	(1.86)
2008 - B	15.67	0.41	(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41	(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59	(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49	(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (Commenced November 30, 2007)	16.57	0.30	(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (Commenced November 30, 2007)	16.57	0.25	(3.18)	(2.93)	(0.54)	(1.38)	(1.92)

2007 - A	14.29	0.30	2.33	2.63	(0.17)	(0.85)	(1.02)
2007 - B	14.09	0.15	2.34	2.49	(0.06)	(0.85)	(0.91)
2007 - C	14.09	0.15	2.33	2.48	(0.08)	(0.85)	(0.93)
2007 - Institutional	14.59	0.38	2.38	2.76	(0.22)	(0.85)	(1.07)
2007 - Service	14.31	0.26	2.37	2.63	(0.16)	(0.85)	(1.01)

2006 - A	11.70	0.21	2.57	2.78	(0.11)	(0.08)	(0.19)
2006 - B	11.53	0.08	2.57	2.65	(0.01)	(0.08)	(0.09)
2006 - C	11.54	0.09	2.56	2.65	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.27	2.61	2.88	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	0.18	2.59	2.77	(0.11)	(0.08)	(0.19)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$11.21	12.01%	$548,194	1.25	%(c)	1.31	%(c)	1.61	%(c)	51%
11.08	11.52	6,180	2.00	(c)	2.06	(c)	0.83	(c)	51
11.08	11.55	4,998	2.00	(c)	2.06	(c)	0.87	(c)	51
11.50	12.24	1,802,183	0.85	(c)	0.91	(c)	2.05	(c)	51
11.28	11.91	22,801	1.35	(c)	1.41	(c)	1.53	(c)	51
11.13	12.20	8	1.00	(c)	1.06	(c)	1.91	(c)	51
11.11	11.99	88	1.50	(c)	1.56	(c)	0.93	(c)	51

10.21	8.59	530,086	1.25		1.29		1.89		111
10.06	7.83	6,563	2.00		2.04		1.13		111
10.06	7.78	5,023	2.00		2.04		1.12		111
10.49	9.05	1,819,375	0.85		0.89		2.24		111
10.27	8.49	23,267	1.35		1.39		1.68		111
10.15	8.77	8	1.00		1.04		2.13		111
10.12	8.30	192	1.50		1.54		1.59		111

9.61	25.56	656,289	1.25		1.32		2.17		167
9.47	24.49	7,620	2.00		2.07		1.50		167
9.47	24.68	5,622	2.00		2.07		1.52		167
9.86	26.03	1,770,267	0.85		0.92		2.55		167
9.67	25.46	29,882	1.35		1.42		1.96		167
9.56	25.94	7	1.00		1.07		2.51		167
9.55	25.32	155	1.50		1.57		0.95		167

8.06	(31.64)	623,459	1.20	(c)	1.28	(c)	1.76	(c)	25
7.91	(31.69)	8,149	1.95	(c)	2.03	(c)	1.00	(c)	25
7.90	(31.66)	6,116	1.95	(c)	2.03	(c)	1.00	(c)	25
8.29	(31.54)	1,560,672	0.80	(c)	0.88	(c)	2.20	(c)	25
8.08	(31.58)	22,994	1.30	(c)	1.38	(c)	1.68	(c)	25
8.04	(31.57)	5	0.95	(c)	1.03	(c)	1.98	(c)	25
8.01	(31.66)	5	1.45	(c)	1.53	(c)	1.47	(c)	25

11.79	(16.33)	1,031,252	1.20		1.25		3.70		161
11.58	(16.99)	13,280	1.95		2.00		2.93		161
11.56	(16.99)	9,875	1.95		2.00		2.97		161
12.11	(15.99)	2,676,502	0.80		0.85		4.13		161
11.81	(16.50)	49,411	1.30		1.35		3.54		161
11.75	(19.67)	8	0.95	(c)	1.00	(c)	3.02	(c)	161
11.72	(19.92)	8	1.45	(c)	1.50	(c)	2.55	(c)	161

15.90	19.12	1,495,073	1.22		1.26		1.96		56
15.67	18.28	19,124	1.97		2.01		0.98		56
15.64	18.21	13,961	1.97		2.01		0.98		56
16.28	19.63	3,255,644	0.82		0.86		2.38		56
15.93	19.11	55,340	1.32		1.36		1.67		56

14.29	24.02	739,861	1.26		1.35		1.63		59
14.09	23.18	10,306	2.02		2.11		0.64		59
14.09	23.10	7,110	2.02		2.11		0.67		59
14.59	24.52	1,661,909	0.86		0.95		2.01		59
14.31	23.87	40,369	1.37		1.46		1.38		59

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2011 - A	$8.20	$0.06		$1.47	$1.53	$(0.24)
2011 - C	8.08	0.06		1.41	1.47	(0.19)
2011 - Institutional	8.21	0.08		1.47	1.55	(0.27)
2011 - IR	8.21	0.16		1.38	1.54	(0.27)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2010 - A	7.03	0.12	(d)	1.21	1.33	(0.16)
2010 - C	6.95	0.09	(d)	1.17	1.26	(0.13)
2010 - Institutional	7.04	0.16	(d)	1.19	1.35	(0.18)
2010 - IR (Commenced August 31, 2010)	7.00	0.03	(d)	1.18	1.21	—

2009 - A	4.94	0.09		2.19	2.28	(0.19)
2009 - C	4.91	0.06		2.17	2.23	(0.19)
2009 - Institutional	4.96	0.12		2.19	2.31	(0.23)

2008 - A	10.46	0.20	(e)	(5.69)	(5.49)	(0.03)
2008 - C	10.46	0.13	(e)	(5.68)	(5.55)	— (f)
2008 - Institutional	10.47	0.23	(e)	(5.71)	(5.48)	(0.03)

FOR THE PERIOD ENDED OCTOBER 31,
2007 - A (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - C (Commenced September 28, 2007)	10.00	(0.01)		0.47	0.46	—
2007 - Institutional (Commenced September 28, 2007)	10.00	—	(f)	0.47	0.47	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.19% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.20% of average net assets.
(f)	Amount is less than $0.005 per share.

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$9.49	19.01%	$42,143	1.30	%(c)	1.48	%(c)	1.44	%(c)	32%
9.36	18.48	729	2.05	(c)	2.23	(c)	1.45	(c)	32
9.49	19.33	266,651	0.90	(c)	1.08	(c)	1.78	(c)	32
9.48	19.16	85	1.05	(c)	1.23	(c)	3.55	(c)	32

8.20	19.36	34,154	1.30		1.50		1.71	(d)	113
8.08	18.50	213	2.05		2.25		1.24	(d)	113
8.21	19.67	236,265	0.90		1.10		2.18	(d)	113
8.21	17.29	1	1.05	(c)	1.25	(c)	2.49	(c)(d)	113

7.03	48.17	36,310	1.30		1.74		1.62		209
6.95	47.36	40	2.05		2.49		1.16		209
7.04	48.80	207,776	0.90		1.34		1.99		209

4.94	(52.55)	18,763	1.30		1.70		2.39	(e)	117
4.91	(52.94)	21	2.05		2.45		1.70	(e)	117
4.96	(52.37)	67,625	0.90		1.30		2.83	(e)	117

10.46	4.60	43,572	1.30	(c)	1.90	(c)	(0.58	)(c)	4
10.46	4.60	10	2.05	(c)	2.65	(c)	(1.06	)(c)	4
10.47	4.70	143,817	0.90	(c)	1.50	(c)	0.09	(c)	4

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
April 30, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-Diversified

Structured Emerging Markets Equity and Structured International Small Cap	A, C, Institutional and IR	Diversified

Structured International Equity	A, B, C, Institutional, Service, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange, the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Certain dividends from foreign securities will be recorded when the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. Redemption Fees — Prior to October 1, 2010, all classes of the Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis at the time of payment. Effective October 1, 2010, the redemption fee for each Fund was eliminated.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations, however, the effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included as an increase or decrease to net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies.

G. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of April 30, 2011:

STRUCTURED EMERGING MARKETS EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$99,002,369	$260,351,649	(a)	$—
Securities Lending Reinvestment Vehicle	2,069,825	—		—

Total	$101,072,194	$260,351,649		$—

STRUCTURED INTERNATIONAL EQUITY
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$87,953,101	$2,226,351,395	(a)	$—
Short-term Investment	18,463,133	—		—
Securities Lending Reinvestment Vehicle	297,623,002	—		—

Total	$404,039,236	$2,226,351,395		$—

Derivative Type

Assets
Futures Contracts(b)	$1,137,790	$—		$—

Liabilities
Futures Contracts(b)	$(98,190)	$—		$—

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

3. FAIR VALUE OF INVESTMENTS (continued)

STRUCTURED INTERNATIONAL SMALL CAP
Investment Type	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$—	$299,346,977	(a)	$—
Short-term Investment	6,023,262	—		—
Securities Lending Reinvestment Vehicle	18,024,842	—		—

Total	$24,048,104	$299,346,977		$—

Derivative Type

Assets
Futures Contracts(b)	$257,922	$—		$—

Liabilities
Futures Contracts(b)	$(84,221)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the six months ended April 30, 2011, the Structured International Equity and Structured International Small Cap Funds entered into futures contracts. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of April 30, 2011. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets		Statements of Assets
		and Liabilities		and Liabilities
Fund	Risk	Location	Assets(a)	Location	Liabilities(a)
Structured International Equity	Equity	Due from broker — variation margin, at value	$1,137,790	Due to broker — variation margin, at value	$(98,190)

Structured International Small Cap	Equity	Due from broker — variation margin, at value	257,922	Due to broker — variation margin, at value	(84,221)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net	Net Change in	Average
			Realized	Unrealized	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Structured International Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$2,461,404	$1,129,447	719

Structured International Small Cap	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	188,295	131,730	98

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2011.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended April 30, 2011, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Structured Emerging Markets Equity	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%

Structured International Equity	0.85	0.77	0.73	0.72	0.71	0.80

Structured International Small Cap	0.85	0.85	0.77	0.73	0.72	0.85

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor, (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Structured Emerging Markets Equity	$3,500	N/A	$—

Structured International Equity	24,400	$—	—

Structured International Small Cap	2,100	N/A	100

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds are 0.014%, 0.004% and 0.014%, respectively. These Other Expense reimbursements will remain in place through at least February 28, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the six months ended April 30, 2011, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

Other
Expense
Fund	Reimbursement

Structured Emerging Markets Equity	$443

Structured International Equity	603

Structured International Small Cap	250

As of April 30, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

				Over
	Management	Distribution and	Transfer	Reimbursement of
Fund	Fees	Service Fees	Agent Fees	Other Expenses	Total

Structured Emerging Markets Equity	$298	$10	$17	$23	$348

Structured International Equity	1,492	121	137	—	1,750

Structured International Small Cap	208	9	15	—	232

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of April 30, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the six months ended April 30, 2011, Goldman Sachs earned approximately $57,600 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Structured International Equity Fund.
As of April 30, 2011, the following Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Growth and Income	Growth Strategy	Equity Growth
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio

Structured Emerging Markets Equity	5%	15%	15%	7%

Structured International Equity	6	19	20	9

Structured International Small Cap	8	19	16	7

As of April 30, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% and 100% of the Class IR Shares of the Structured Emerging Markets Equity and Structured International Equity Funds, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2011, were as follows:

		Sales and
Fund	Purchases	Maturities

Structured Emerging Markets Equity	$255,460,495	$349,303,410

Structured International Equity	1,101,743,102	1,354,928,839

Structured International Small Cap	90,560,668	102,268,219

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
Effective December 29, 2010, the Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund. Prior to December 29, 2010, the Funds invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and managed by GSAM, for which GSAM received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2011, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended April 30, 2011		Amounts Payable to
	Earnings of GSAL	Amounts Received	Goldman Sachs
	Relating to	by the Funds	Upon Return of
	Securities	from Lending to	Securities Loaned as of
Fund	Loaned	Goldman Sachs	April 30, 2011

Structured Emerging Markets Equity	$606	$2,959	$505,675

Structured International Equity	161,767	29,089	16,036,500

Structured International Small Cap	21,701	25,123	924,100

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended April 30, 2011 (in thousands):

	Number of
	Shares Held			Number of	Value at
	Beginning	Shares	Shares	Shares Held End	End of
Fund	of Period	Bought	Sold	of Period	Period

Structured Emerging Markets Equity	—	41,443	(39,373)	2,070	$2,070

Structured International Equity	—	505,725	(208,102)	297,623	297,623

Structured International Small Cap	—	34,556	(16,531)	18,025	18,025

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the six months ended April 30, 2011 (in thousands):

	Number of
	Shares Held			Number of	Value at
	Beginning	Shares	Shares	Shares Held End	End of
Fund	of Period	Bought	Sold	of Period	Period

Structured Emerging Markets Equity	616	11,152	(11,768)	—	$—

Structured International Equity	24,192	95,083	(119,275)	—	—

Structured International Small Cap	9,930	7,640	(17,570)	—	—

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2010, the Funds’ capital loss carryforwards on a tax-basis were as follows:

	Structured	Structured	Structured
	Emerging Markets	International	International
	Equity	Equity	Small Cap

Capital loss carryforward(1)
Expiring 2016	$(16,937,495)	$(455,956,512)	$(30,936,068)
Expiring 2017	(44,674,289)	(940,883,655)	(21,285,839)

Total capital loss carryforward	$(61,611,784)	$(1,396,840,167)	$(52,221,907)

(1)	Expiration occurs on October 31 of the year indicated.

As of April 30, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Structured	Structured	Structured
	Emerging Markets	International	International
	Equity	Equity	Small Cap

Tax cost	$287,663,734	$2,362,435,383	$255,137,851

Gross unrealized gain	83,619,782	363,035,273	78,207,323
Gross unrealized loss	(9,859,673)	(95,080,025)	(9,950,093)

Net unrealized security gain	$73,760,109	$267,955,248	$68,257,230

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences related to the tax treatment of passive foreign investment company investments and securities on loan.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured Emerging Markets Equity Fund
	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	561,054	$5,107,255	11,327,999	$91,162,685
Reinvestment of distributions	46,464	420,501	2,073	16,168
Shares redeemed	(2,421,733)	(22,554,707)	(5,866,141)	(46,837,170)

	(1,814,215)	(17,026,951)	5,463,931	44,341,683

Class C Shares
Shares sold	6,268	57,284	14,845	116,072
Reinvestment of distributions	36	324	808	6,276
Shares redeemed	(102,041)	(909,404)	(70,770)	(538,020)

	(95,737)	(851,796)	(55,117)	(415,672)

Institutional Shares
Shares sold	1,242,552	11,311,629	20,317,640	158,225,150
Reinvestment of distributions	517,427	4,693,065	690,410	5,399,004
Shares redeemed	(9,662,892)	(88,036,162)	(23,847,433)	(184,164,753)

	(7,902,913)	(72,031,468)	(2,839,383)	(20,540,599)

Class IR Shares(a)
Shares sold	—	—	130	1,000
Reinvestment of distributions	2	15	—	—

	2	15	130	1,000

NET INCREASE (DECREASE)	(9,812,863)	$(89,910,200)	2,569,561	$23,386,412

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2011 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Equity Fund
	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,027,064	$85,404,578	18,182,878	$176,641,298
Shares converted from Class B(a)	9,618	96,518	28,849	270,068
Reinvestment of distributions	964,449	9,808,446	1,284,421	12,458,885
Shares redeemed	(12,021,244)	(125,837,613)	(35,862,234)	(341,328,780)

	(3,020,113)	(30,528,071)	(16,366,086)	(151,958,529)

Class B Shares
Shares sold	13,851	142,470	37,289	358,831
Shares converted to Class A(a)	(9,705)	(96,518)	(29,180)	(270,068)
Reinvestment of distributions	7,550	76,184	11,526	110,766
Shares redeemed	(106,767)	(1,096,715)	(171,534)	(1,598,714)

	(95,071)	(974,579)	(151,899)	(1,399,185)

Class C Shares
Shares sold	14,801	153,763	45,815	436,480
Reinvestment of distributions	5,055	51,002	6,889	66,270
Shares redeemed	(68,285)	(705,467)	(147,026)	(1,380,407)

	(48,429)	(500,702)	(94,322)	(877,657)

Institutional Shares
Shares sold	23,642,852	254,174,488	64,702,851	627,486,099
Reinvestment of distributions	3,764,641	39,227,558	4,226,939	41,973,509
Shares redeemed	(44,138,332)	(463,976,357)	(74,970,951)	(725,548,538)

	(16,730,839)	(170,574,311)	(6,041,161)	(56,088,930)

Service Shares
Shares sold	216,180	2,285,692	711,996	6,886,587
Reinvestment of distributions	17,739	181,647	28,464	277,803
Shares redeemed	(478,843)	(5,050,667)	(1,565,155)	(14,884,985)

	(244,924)	(2,583,328)	(824,695)	(7,720,595)

Class IR Shares
Shares sold	—	—	3	26
Reinvestment of distributions	17	174	18	171
Shares redeemed	—	—	(3)	(24)

	17	174	18	173

Class R Shares
Shares sold	11,262	116,653	2,656	23,749
Reinvestment of distributions	480	4,837	357	3,438
Shares redeemed	(22,818)	(238,963)	(236)	(2,295)

	(11,076)	(117,473)	2,777	24,892

NET DECREASE	(20,150,435)	$(205,278,290)	(23,475,368)	$(218,019,831)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Small Cap Fund
	For the Six Months Ended
	April 30, 2011		For the Fiscal Year Ended
	(Unaudited)		October 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	886,416	$7,792,402	1,122,338	$8,189,624
Reinvestment of distributions	114,710	964,710	117,322	811,868
Shares redeemed	(726,382)	(6,341,019)	(2,235,926)	(16,149,624)

	274,744	2,416,093	(996,266)	(7,148,132)

Class C Shares
Shares sold	59,576	526,399	28,010	200,029
Reinvestment of distributions	508	4,225	74	505
Shares redeemed	(8,602)	(75,060)	(7,471)	(52,653)

	51,482	455,564	20,613	147,881

Institutional Shares
Shares sold	1,112,546	9,805,802	6,326,392	44,551,994
Reinvestment of distributions	917,929	7,710,604	733,403	5,067,812
Shares redeemed	(2,696,987)	(23,411,023)	(7,797,953)	(55,847,106)

	(666,512)	(5,894,617)	(738,158)	(6,227,300)

Class IR Shares(a)
Shares sold	8,830	77,500	143	1,000
Reinvestment of distributions	5	38	—	—

	8,835	77,538	143	1,000

NET DECREASE	(331,451)	$(2,945,422)	(1,713,668)	$(13,226,551)

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2010 through April 30, 2011.

Actual Expenses  — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured Emerging Markets Equity Fund				Structured International Equity Fund				Structured International Small Cap Fund
	Beginning	Ending		Expenses	Beginning			Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Ending		Paid for the	Account	Account		Paid for the
	Value	Value		6 Months Ended	Value	Account Value		6 Months Ended	Value	Value		6 Months Ended
Share Class	11/01/10	4/30/11		4/30/11*	11/01/10	4/30/11		4/30/11*	11/01/10	4/30/11		4/30/11*
Class A
Actual	$1,000	$1,103.20		$7.56	$1,000	$1,120.10		$6.57	$1,000	$1,190.10		$7.06
Hypothetical 5% return	1,000	1,017.60	+	7.25	1,000	1,018.60	+	6.26	1,000	1,018.35	+	6.51

Class B
Actual	N/A	N/A		N/A	1,000	1,115.20		10.49	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,014.88	+	9.99	N/A	N/A		N/A

Class C
Actual	1,000	1,099.40		11.45	1,000	1,115.50		10.49	1,000	1,184.80		11.11
Hypothetical 5% return	1,000	1,013.88	+	10.99	1,000	1,014.88	+	9.99	1,000	1,014.63	+	10.24

Institutional
Actual	1,000	1,105.80		5.48	1,000	1,122.40		4.47	1,000	1,193.30		4.89
Hypothetical 5% return	1,000	1,019.59	+	5.26	1,000	1,020.58	+	4.26	1,000	1,020.33	+	4.51

Service
Actual	N/A	N/A		N/A	1,000	1,119.10		7.09	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.10	+	6.76	N/A	N/A		N/A

Class IR
Actual	1,000	1,102.90		6.26	1,000	1,122.00		5.26	1,000	1,191.60		5.71
Hypothetical 5% return	1,000	1,018.84	+	6.01	1,000	1,019.84	+	5.01	1,000	1,019.59	+	5.26

Class R
Actual	N/A	N/A		N/A	1,000	1,119.90		7.88	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.36	+	7.50	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Structured Emerging Markets Equity	1.45%	N/A	2.20%	1.05%	N/A	1.20%	N/A
Structured International Equity	1.25	2.00%	2.00	0.85	1.35%	1.00	1.50%
Structured International Small Cap	1.30	N/A	2.05	0.90	N/A	1.05	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense rations and an assumed rate of return of 5% per year before taxes.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Divisionof Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $714.6 billion in assets under management as of March 31, 2011 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 54354.MF.MED.TMPL / 6 / 2011 STINTSAR11 / 33K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 19, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 19, 2011